UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-4803

Oppenheimer Municipal Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices)  (Zip code)

Cynthia Lo Bessette

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: September 30

Date of reporting period: 3/31/2016

Item 1.  Reports to Stockholders.

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 3/31/16

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	Barclays Municipal Bond 5-Year (4-6) Index
6-Month	1.80%	-0.50%	1.81%
1-Year	-1.18	-3.40	2.82
5-Year	3.41	2.94	3.36
10-Year	2.97	2.73	4.24

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 2.25% maximum applicable sales charge except where “without sales charge” is indicated. Prior to April 1, 2012, the maximum initial sales charge for Class A shares of the Fund was 3.50%. Current performance may be lower or higher than the performance quoted. Returns for periods of less than one year are not annualized. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677).

Our Twitter handle is @RochesterFunds.

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An Important Update

to the Fund Performance Discussion

Update (as of May 11, 2016): In the weeks that followed the end of this reporting period, several developments occurred that we believe warrant attention from this Fund’s shareholders:

Issuers of Puerto Rico debt made $59 million of the $60 million in bond and note payments that were due April 1, 2016. The Puerto Rico Public Finance Corporation (PFC), which stopped making payments on August 1, 2015, failed to honor its April 1 debt-service obligation.

On April 4, 2016, reports that the Government Development Bank (the GDB) had established new bank accounts prompted some investors to file a lawsuit in the U.S. District Court for Puerto Rico. The suit seeks a court order to prevent the GDB from diverting money into the new accounts.

The next day, Gov. Alejandro García Padilla proposed that he should be given the authority to declare a debt moratorium on all bonds issued by the Commonwealth’s public sector entities, including general obligation (G.O.) securities and bonds backed by sales tax revenues (COFINAs). The Puerto Rico Senate passed the measure in the early hours of April 5, the Puerto Rico House approved it the following day and the governor then signed it into law.

Stephen Spencer, a financial advisor to bondholders, including OppenheimerFunds, said the step “could have unintended consequences and could ultimately prove harmful to the commonwealth’s citizens as well as bondholders.” Mr. Spencer also said that the new law threatened the agreement OppenheimerFunds and other bondholders had reached with PREPA, Puerto Rico’s electric utilities authority.

Soon after, Puerto Rico legislators began debating amendments that could make many Commonwealth securities ineligible for the debt moratorium. While the Puerto Rico House approved some exemptions, the Senate has not voted on the amendments. Meanwhile, the governor declared a state of emergency for the GDB, halting payments to all but “essential services.” We believe that action by the U.S. Congress, if it passes a bill that is signed by the President, could supersede Puerto Rico’s debt moratorium law. Also during April, a group of G.O. bondholders offered a debt-relief plan that included $750 million of new G.O.s; the Commonwealth came forth with revisions to its “voluntary” exchange offer; the Natural Resources Committee postponed its vote on Puerto Rico-related legislation, and the GDB was said to be in negotiations to reduce the par value of about $120 million of its debt by 47%.

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Things heated up when the governor announced that he had signed an executive order on April 30 to declare a moratorium on part of the GDB’s debt. The GDB defaulted on a $367 million principal payment on May 2 after reaching tentative forbearance agreements with two creditor groups. This Fund does not hold any securities issued by the GDB. Oppenheimer Rochester Limited Term California Municipal Fund is the only fund in our complex with a GDB position, and its market value is less than one-hundredth of 1% of that fund’s assets.

Also during May, the Puerto Rico House unanimously voted to cancel a planned 4 percentage point increase in a business-to-business tax and to delay plans to shift to a value-added tax (VAT); a new corporation was established to help PRASA, the Commonwealth’s aqueduct and sewer authority, borrow for capital needs, and an agreement for PREPA to sell $111 million in 3-year notes to bondholders and insurance companies appeared to be on the rocks amid concerns about how the debt moratorium law could affect future debt payments.

In Washington, D.C., legislators remained at odds about how to address Puerto Rico’s financial problems.On May 11, Rep. Nancy Pelosi said that House Democrats were “disappointed” in the latest version of the Republicans’ bill and that “another few days of back and forth” were still necessary. As of this writing, it was not clear when the measure would be discussed in committee or when it might reach the floor for a vote.

Our team continues to be an active participant in negotiations with Puerto Rico officials. Shareholders should be confident that we will continue to work to protect our shareholders’ best interests.

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Fund Performance Discussion

Oppenheimer Rochester Limited Term Municipal Fund provided a total return at net asset value (NAV) of 1.80% and generated high levels of tax-free income despite the persistence of low interest rates during the 6-month reporting period that ended March 31, 2016. The Fund’s Class A shares provided a distribution yield of 4.00% at NAV at the end of this reporting period. The Fund’s Class A shares were ranked second, behind this Fund’s Class Y shares, in Lipper’s Short-Intermediate Municipal Debt Funds category for distribution yield at NAV, and a taxable investment would have had to yield more than 5.39% to provide a greater benefit for in highest 2016 federal income tax bracket.

MARKET OVERVIEW

After its March 2016 meeting, the Federal Reserve Open Market Committee (FOMC) announced that the Fed Funds target interest rate would remain between 0.25% and 0.50%. Citing “global economic and financial developments that continue to pose risks,” the Fed also indicated that its members foresee two increases in this short-term rate during 2016, not four, as was mentioned in December 2015, when the Fed Funds target rate was increased to the range of 0.25% to 0.50%.

The average distribution yield in Lipper’s Short-Intermediate Municipal Debt Funds category was 1.58% at the end of this reporting period. At 4.00%, the distribution yield at NAV for this Fund’s Class A shares was 242 basis points higher than the category average.

In a statement following that increase, which occurred seven years to the day after it had been reduced to the range of zero to

YIELDS & DISTRIBUTIONS FOR CLASS A SHARES
Dividend Yield w/o sales charge	4.00%
Dividend Yield with sales charge	3.91
Standardized Yield	3.05
Taxable Equivalent Yield	5.39
Last distribution (3/22/16)	$0.015
Total distributions (10/1/15 to 3/31/16)	$0.090
Endnotes for this discussion begin on page 18 of this report.

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0.25%, the Fed said steady job growth and a near-normal unemployment rate of 5% were factors in its decision. The last increase – to 5.25% – was announced June 29, 2006. Fed officials also said they expected the economy to warrant only “gradual increases” over the next few years; in December 2015, FOMC members projected rate increases of one percentage point per year. At the time, the Fed suggested four rate hikes in 2016 but stressed that “rate increases could be faster or slower, based on economic data.”

The Fed also held pat at the January 2016 meeting, while noting that economic growth had slowed since late 2015 and that inflation was running below the FOMC’s target level. While the 12-month core inflation rate (excluding food and energy prices) was 2.3% in January 2016, the Fed’s preferred inflation gauge for the same period was just 1.3%.

In a speech late in this reporting period, Fed chair Janet Yellen explained that “given the risks to the outlook, I consider it appropriate to proceed cautiously in adjusting policy.”

We remind investors that a change in the Fed Funds rate does not automatically translate into a change in longer-term interest rates, which are determined by the marketplace. No matter what the Fed does, this Fund’s investment team will seek to meet investors’ desires for competitive levels of tax-free income by searching for value in the muni market.

On March 31, 2016, yields on high-grade municipal bonds at the short end of the yield curve were higher than they had been six months earlier. However, prices of longer-term, high-grade munis rallied during the same period, and their yields declined.

As of March 31, 2016, the average yield on 30-year, AAA-rated muni bonds was 2.79%, down 35 basis points from September 30, 2015. The average yield on 10-year, AAA-rated muni bonds was 1.79% on March 31, 2016, down 33 basis points from the September 2015 date, and the average yield on 1-year, AAA-rated muni bonds was 0.44%, up 17 basis points from the September 2015 date.

Successful investors, we have found, maintain a long-term perspective regardless of the specific developments associated with any given reporting period. To maximize the benefits that municipal bond funds seek to provide, many investors reinvest their dividends and allow the income generated from their investments to compound over time.

FUND PERFORMANCE

Oppenheimer Rochester Limited Term Municipal Fund held more than 745 securities as of March 31, 2016. The Fund was invested in a broad range of sectors, providing shareholders with a diversity of holdings that we believe would be difficult and costly to replicate in an individual portfolio.

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The Fund’s dividend trend this reporting period demonstrates the power a yield-driven approach can have amid challenging market conditions. This Fund’s Class A dividend remained steady at 1.5 cents per share throughout this reporting period. In all, the Fund distributed 9.0 cents per Class A share this reporting period.

The Fund’s Class A distribution yield at NAV was ranked second in Lipper’s Short-Intermediate Municipal Debt Funds category as of March 31, 2016, trailing only the distribution yield of this Fund’s Y shares. At 4.00%, the distribution yield at NAV for this Fund’s Class A shares was 242 basis points higher than the category average, which was 1.58%. For a taxable investment to have provided a greater benefit than an investment in this Fund, it would have had to yield more than 5.39%, based on the Fund’s standardized yield as of March 31, 2016 and the top federal income tax rate. As long-time investors know, yields on fixed-income funds rise when share prices fall, and yields have historically contributed the lion’s share of the long-term total returns generated by bonds.

General obligation (G.O.) securities comprised 19.3% of total assets (19.4% of net assets) as of March 31, 2016. G.O.s are backed by the full faith and taxing authority of the state or local government that issues them. The Fund held bonds issued in various municipalities, including bonds issued in the Commonwealth of Puerto Rico, at the end of this reporting period. While they have not been tested before a court, the legal protections for Puerto Rico’s G.O. debt are strong, we believe, and many of our funds have overweight positions in these bonds relative to muni funds offered by other asset managers.

Securities issued in the Commonwealth of Puerto Rico, which are exempt from federal, state and local income taxes, represented 18.8% of the Fund’s total assets (18.9% of net assets) at the end of this reporting period. Puerto Rico’s “tobacco bonds” are excluded from this figure, as they are backed by proceeds from the tobacco Master Settlement Agreement (the MSA) and included in this Fund’s tobacco holdings. The Fund’s Puerto Rico holdings, some of which are insured, include G.O. debt – which is backed by the full faith and taxing authority of state and local governments – and securities from many different sectors.

Most of the Fund’s investments in securities issued in Puerto Rico are supported by taxes and other revenues and are designed to help finance electric utilities, highways and education, among other things. At the beginning of 2016, the Commonwealth made virtually all of the nearly $1 billion in payments due. A full payment of $368 million was received to cover the debt-service obligations on Puerto Rico’s G.O. securities. PREPA (Puerto Rico’s electric utility authority) also made a full payment of $215 million.

Two authorities, the Puerto Rico Public Finance Corporation (PFC) and the Puerto Rico Infrastructure and Finance Authority

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(PRIFA), defaulted on $37 million. According to Gov. Alejandro García Padilla, these defaults were the result of the emergency measure he authorized to divert revenue and use it to ensure that other debt was paid in full. The Puerto Rican government decided not to make the PFC appropriation, and PRIFA revenues were subject to a “claw back.” Three bond insurers – Ambac, Assured Guaranty and FGIC – have sued the Commonwealth, arguing that the revenues should not have been diverted. On January 31, 2016, the Commonwealth filed a motion to dismiss the suits filed by Ambac and Assured Guaranty, which were joined.

Puerto Rico remained in the news throughout this reporting period. On December 4, 2015, the U.S. Supreme Court agreed to hear the Commonwealth’s appeal of district court and appellate court decisions related to the Puerto Rico Public Corporation Debt Enforcement and Recovery Act (the “Recovery Act”).

As you may recall, the Recovery Act was passed in late June 2014 and the Oppenheimer Rochester municipal bond funds filed suit immediately, challenging the legislation that was designed to allow PREPA, PRASA (Puerto Rico’s aqueduct and sewer authority) and PRHTA (its highway authority) to restructure their debt under the supervision of a Commonwealth court. On February 6, 2016, the federal district court ruled that the Recovery Act violated the U.S. Constitution and was invalid. Five months later, a federal appeals court unanimously affirmed the judge’s decision. Then, on August 21, 2015, the Commonwealth petitioned the U.S. Supreme Court to overturn the district court’s ruling. In its petition, the Commonwealth argued that Puerto Rico’s issuers should have the right to restructure their debt pursuant to the terms set forth in the Commonwealth’s Recovery Act. As bondholders, we see things differently: The Commonwealth and its issuers agreed to specific and carefully constructed bond covenants when they sold securities, and the contracts should be honored.

On December 4, 2015, the U.S. Supreme Court agreed to hear the Commonwealth’s appeal of the district court and appellate court decisions. At the March 22, 2016 hearing, much of the discussion centered on a 1984 amendment to Chapter 9 bankruptcy code, which does not allow Puerto Rico municipalities or public corporations to file for Chapter 9 bankruptcy protection. If the Court overturns the lower courts’ decisions, the case would likely be remanded to U.S. Federal District Court, where bondholders would have an opportunity to present additional arguments. Although we cannot guarantee that Oppenheimer Rochester will once again prevail, we continue to believe our legal arguments are strong and wish to assure shareholders that our team will always stand up for bondholders’ best interests. A Supreme Court ruling on the Commonwealth’s petition is expected in June 2016.

Also during this reporting period, market participants focused on developments related to the forbearance agreement that was

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The Rochester Portfolio Management Team

reached in August 2014 between PREPA and many of its creditors, including this Fund. In the agreement, which was extended several times beyond March 31, 2015, its initial expiration date, the bondholders agreed to forbear from exercising rights in connection with events that would constitute a default on PREPA bonds, and PREPA agreed to a variety of financial terms, to make its July 1, 2015 payment and to reach a comprehensive restructuring plan with its creditors by September 1, 2015. As discussed in the September 30, 2015 shareholder report for this Fund, on September 1, 2015, PREPA and the forbearing bondholders reached an agreement in principle on the major financial terms of a securitization transaction to lower PREPA’s debt service costs. Although the proposed agreement would result in a reduction in the par value of PREPA’s

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The Rochester Credit Research Team

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existing bonds, we nevertheless believe the agreement – if implemented – will be a win for bondholders, PREPA and Puerto Ricans.

Investors may recall that the new bond structure would be bankruptcy remote, which serves to protect bondholders from event risks; that the term sheet required that the new securitization bonds earn an investment-grade rating; that the deal required approval by the Puerto Rico Legislature and high participation by all bondholders; and that insurers reach agreement with PREPA on the treatment of the insured bonds. If all goes as planned, we wrote in September, bondholders will be further insulated from the risks and uncertainties related to any inefficiency in PREPA’s operations and will not incur the costs that would result from a lengthy and uncertain litigation process. Our September shareholder report also indicated that we expected all parties will work toward a restructuring support agreement, but that there was no guarantee of either a timeline or implementation.

In December 2015, after gaining several extensions related to the debt-restructuring agreement, PREPA announced that it had reached agreement with at least 70% of its creditors and its bond insurers.

PREPA and its forbearing bondholders, a group that includes the Oppenheimer Rochester funds, set a January 21, 2016 deadline for the Puerto Rico Legislature to approve legislation related to the debt-restructuring agreement. No vote was taken by that date, and PREPA asked for an extension to February 12.

The forbearing bondholders responded that the extension and a loan of $115 million were contingent on the approval of a surcharge for PREPA customers. After some back and forth, creditors agreed to provide $111 million of financing through the purchase of new bonds – half to be provided after the passage of the debt-restructuring legislation and the remainder after the securitization structure had been submitted to the Energy Commission for approval. PREPA accepted these terms and the deadline for the legislative vote was extended to February 16. The governor signed the debt-restructuring legislation and PREPA was given until March 1 to submit a rate proposal to the Commonwealth’s Energy Commission. That deadline was later extended to April 22.

Late in this reporting period, the Puerto Rico House passed legislation that would allow PRASA to issue new debt and avoid a rate hike. As of March 31, 2016, the Puerto Rico Senate had yet to vote on the legislation, which includes several prerequisites.

The Oppenheimer Rochester team has been an active participant in negotiations with Puerto Rico officials, and shareholders should be confident that we will continue to work to protect their best interests.

Meanwhile, in Washington, a December 1, 2015 hearing of the U.S. Senate Committee on the Judiciary, which is chaired by Sen.

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Chuck Grassley of Iowa, focused on Puerto Rico’s financial and economic circumstances. While Gov. Padilla pressed the senators to consider giving the Commonwealth access to Chapter 9 bankruptcy and asserted that “we have no cash left,” Sen. Grassley was among those who chided the governor because audited financial statements had not been provided. Sen. Grassley, in line with other Republican senators challenged the governor, saying “Let’s not forget that Puerto Rico issued its bonds with the knowledge that Ch. 9 bankruptcy wasn’t an option in the event of a default.” At the end of this reporting period, Democratic lawmakers had not gained traction on their proposals to allow the Commonwealth and/or its authorities to file for Ch. 9 bankruptcy protection.

On December 9, 2015, three Republican senators – Orrin Hatch of Utah, Lisa Murkowski of Alaska and Sen. Grassley of Iowa – introduced the Puerto Rico Assistance Act of 2015. The bill would establish a new authority that could issue bonds and called for as much as $3 billion to help the Commonwealth stabilize its budget and debt, among other provisions. A week later, House Speaker Paul Ryan asked lawmakers to reach a “responsible solution” for Puerto Rico by March 31, 2016; however, as of that date, no “solution” had been put forth.

There was also talk in Congress of amending the omnibus spending bill to provide Puerto Rico access to Ch. 9, but the only measures included in the bill were related to Medicare funding and additional technical assistance from Treasury. Meanwhile, the Government Development Bank for Puerto Rico (GDB) put forth a plan calling for a “comprehensive single transaction to be accomplished through a voluntary exchange offer.”

U.S. Senate Democrats introduced a number of bills in late March: The first, the proposed Puerto Rico Stability Act, would give the Commonwealth restructuring capabilities, establish a nine-person oversight authority, and require the appointment of a chief financial officer and the development of a 5-year fiscal plan, among other things. The second – the proposed Puerto Rico Recovery Act of 2016 (not to be confused with the Recovery Act) – would increase Medicaid funding and give island residents access to the Earned Income Tax Credit. And the third, the proposed Territories Relief Act, would give territories bankruptcy protection. The status of all three proposed acts was unclear as of March 31, 2016.

Late in this reporting period, the House Committee on Natural Resources, which has jurisdiction over U.S. territories, released a discussion draft of a bill to address Puerto Rico’s financial problems. The draft called for an independent oversight board that would be allowed to file petitions for debt restructuring, but debtors would first have to release “their most recent audited financial report and engage in voluntary debt restructuring discussions with creditors,” according to The Bond Buyer. The draft was roundly criticized by most parties, including

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Republicans, Democrats, Puerto Rican officials, and creditors.

On March 8, 2016, the governor agreed to postpone until June 1 a 6.5 percentage point increase in the Commonwealth’s business-to-business service tax. This decision has delayed Puerto Rico’s transition to a value-added tax, originally slated to begin April 1. Meanwhile, there are calls for the Commonwealth’s tax system to be overhauled.

Politicians, including some candidates for the presidency, have voiced concerns about Puerto Rico, and we believe the situation will remain political in the near term. In fact, many of the recommendations would require action by the U.S. Congress and/or the Puerto Rico Legislature.

Our investment team will continue to monitor credit rating changes and other developments related to our Puerto Rico holdings closely. Investors should note that deterioration of the Puerto Rican economy could have an adverse impact on Puerto Rico bonds and the performance of the Oppenheimer Rochester municipal funds that hold them, including this Fund. Our team’s commitment to protecting the interests of our shareholders is unwavering.

Given the degree to which Oppenheimer Rochester funds have been cited in news coverage about the economic and fiscal challenges facing Puerto Rico, we feel compelled to remind investors that all fund investments are actively managed. Our team is responsive to the dynamics of the market and may choose to adjust trading strategies in the interest of maximizing the potential benefits to our shareholders. Further, while we remain committed to keeping investors informed about our basic investing strategies, we do not provide comment about near-term trading strategies as we believe doing so might allow other market participants to impair our team’s ability to deliver shareholder value.

Please note: An important update on post-reporting-period developments that could have implications for the Fund’s Puerto Rico holdings can be found on page 3 of this report.

As of March 31, 2016, the Fund was invested in the hospital/healthcare sector, which represented 13.0% of total assets (13.1% of net assets) and held some bonds issued in the Commonwealth of Puerto Rico. Our holdings in this sector consist of securities across the credit spectrum, but most are investment grade.

Municipal bonds backed by proceeds from the tobacco MSA, the national litigation settlement with U.S. tobacco manufacturers, represented 10.2% of the Fund’s total assets (10.2% of net assets) at the end of this reporting period.

We believe the securities we hold in this sector are fundamentally sound credits, and we like that “tobacco bonds” can provide tax-exempt income for investors as well as

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benefits to the issuing states and territories. During this reporting period, our long-term view of the sector continued to be bullish and, given attractive valuations, we believe that it is likely we will continue to hold a greater percentage of tobacco bonds in our portfolios than our peers. As in prior reporting periods, the tobacco bonds this Fund held during this reporting period, three of which were issued in the Commonwealth of Puerto Rico, made all scheduled payments of interest and principal on time and in full.

The sales tax sector represented 8.1% of total assets (8.2% of net assets) as of March 31, 2016. Debt-service payments on securities in this sector are paid using the issuing municipality’s sales tax revenue. Based on market values as of March 31, 2016, securities issued in Puerto Rico comprised most of the Fund’s holdings in this sector.

The Fund’s holdings in municipal bonds issued by utilities represented 7.3% of total assets (7.4% of net assets) at the end of this reporting period. This set of holdings included electric utilities with 4.9% of total assets (4.9% of net assets), gas utilities with 1.4% of total assets (1.4% of net assets), water utilities with 0.8% of total assets (0.8% of net assets), and sewer utilities with 0.3% of total assets (0.3% of net assets) as of March 31, 2016. Our holdings in these sectors consist of securities in the mid-range of the credit spectrum and at the end of this reporting period included bonds issued by PREPA and PRASA.

As of March 31, 2016, the Fund’s investments in the multifamily and single-family housing sectors represented 4.0% and 1.9% of the Fund’s total assets (4.0% and 1.9% of net assets), respectively. Securities in these sectors continued to provide competitive levels of tax-free income this reporting period, and we believe that the Fund’s carefully selected holdings in these housing sectors are likely to bring benefit to investors over the long term.

The Fund was also invested in securities used to finance marine and aviation facilities this reporting period. Many of these securities are high-grade investments that are backed by the valuable collateral of the projects whose construction they finance. As of March 31, 2016, 5.7% of the Fund’s total assets (5.8% of net assets) were invested in the marine/ aviation facilities sector.

During this reporting period, the Fund maintained an investment in municipal inverse-floating rate securities, which are tax-exempt securities with interest payments that move inversely to changes in short-term interest rates. “Inverse floaters” continued to provide welcomed levels of tax-free income to funds across the industry during this reporting period. We continue to believe that “inverse floaters” are an essential element of this Fund’s portfolio because they can produce attractive yields under certain market conditions.

Our approach to municipal bond investing is flexible and responsive to market conditions.

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Shareholders should note that market conditions during this reporting period did not affect the Fund’s overall investment goals or cause it to pay any capital gain distributions. In closing, we believe that the Fund’s structure and sector composition as well as our time-tested strategies will continue to benefit fixed-income investors through interest rate and economic cycles.

INVESTMENT STRATEGY

The Rochester investment team focuses exclusively on municipal bonds and has consistently used a time-tested, value-oriented and security-specific approach to fund management. We know that market conditions can and do fluctuate, but we do not waver in our belief in the power of tax-free yield to help investors achieve their long-term objectives.

This “maturity managed” Fund uses a dollar-weighted approach to measuring the average maturity of its securities and seeks an average effective maturity of 5 years or less for its portfolio. While the Fund invests primarily in investment-grade municipal securities, it may invest up to 5% of its total assets in below-investment grade securities, or “junk” bonds; the percentage of assets is measured at the time of purchase as is the credit quality of the securities. Additionally, the credit quality is based on Nationally Recognized Statistical Rating Organization (“NRSRO”) ratings or, if no NRSRO rating, on internal ratings. As of March 31, 2016, market movements or rating changes of municipal bonds, notably the Fund’s investments in Puerto Rico paper, caused the Fund’s below-investment-grade holdings to exceed this threshold. As a result, no further purchases of below-investment-grade bonds will be made until the Fund’s holdings of these types of bonds is once again below 5% of total assets.

Our team continually searches for bonds that we believe are undervalued and can provide a meaningful level of tax-free income until maturity. Rather than making allocation shifts based on expected market conditions, we search the marketplace for what we believe to be the best values for generating income. It remains important to note that we do not manage our funds based on predictions of interest rate changes.

Instead, our investment approach involves scouring the market for municipal securities that meet our stringent credit criteria and buying bonds that we believe will deliver above-average yields relative to peer funds. We focus on identifying inefficiencies in market pricing that can lead to investment advantages. We seek to maintain a thoughtful mix of industry sectors, maturities and credit ratings in this Fund’s portfolio.

The Rochester team also prospects for yield-enhancing opportunities in the secondary market, often picking up odd lots that we believe can add significant incremental yield to our portfolios. We will also look for non-rated issues with solid credit qualities, which we believe can often help enhance a fund’s tax-free yield. Investors should note that

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non-rated or unrated securities may or may not be the equivalent of investment grade securities.

The Rochester Way, we believe, distinguishes our approach to municipal investing from those of our competitors.

Daniel G. Loughran,

Senior Vice President, Senior Portfolio Manager and Team Leader, on behalf of the rest of the Rochester portfolio management team: Scott S. Cottier, Troy E. Willis, Mark R. DeMitry, Michael L. Camarella, Charles S. Pulire and Elizabeth S. Mossow.

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Top Holdings and Allocations

TOP TEN CATEGORIES

General Obligation	19.3%

Hospital/Healthcare	13.0

Tobacco Master Settlement Agreement	10.2

Sales Tax Revenue	8.1

Marine/Aviation Facilities	5.7

Electric Utilities	4.9

Multifamily Housing	4.0

Municipal Leases	3.2

Tax Increment Financing (TIF)	2.9

Resource Recovery	2.8

Portfolio holdings and allocations are subject to change. Percentages are as of March 31, 2016 and are based on total assets.

CREDIT ALLOCATION

	NRSRO- Rated	Sub- Adviser- Rated	Total

AAA	10.9%	0.4%	11.3%

AA	30.9	0.0	30.9

A	6.7	2.5	9.2

BBB	9.8	8.3	18.1

BB or lower	19.3	11.2	30.5

Total	77.6%	22.4%	100.0%

The percentages above are based on the market value of the securities as of March 31, 2016 and are subject to change. OppenheimerFunds, Inc. determines the credit allocation of the Fund’s assets using ratings by nationally recognized statistical rating organizations (NRSROs), such as Standard & Poor’s. For any security rated by an NRSRO other than S&P, the sub-adviser, OppenheimerFunds, Inc., converts that security’s rating to the equivalent S&P rating. If two or more NRSROs have assigned a rating to a security, the highest rating is used. For securities not rated by an NRSRO, the sub-adviser uses its own credit analysis to assign ratings in categories similar to those of S&P. The use of similar categories is not an indication that the sub-adviser’s credit analysis process is consistent or comparable with any NRSRO’s process were that NRSRO to rate the same security.

For the purposes of this Credit Allocation table, securities rated within the NRSROs’ four highest categories—AAA, AA, A and BBB—are investment-grade securities. For further details, please consult the Fund’s prospectus or Statement of Additional Information.

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Performance

DISTRIBUTION YIELDS

As of 3/31/16

	Without Sales Charge	With Sales Charge
Class A	4.00%	3.91%
Class B	3.31	N/A
Class C	3.33	N/A
Class Y	4.23	N/A

STANDARDIZED YIELDS

For the 30 Days Ended 3/31/16

Class A	3.05%
Class B	2.36
Class C	2.36
Class Y	3.36

TAXABLE EQUIVALENT YIELDS

As of 3/31/16

Class A	5.39%
Class B	4.17
Class C	4.17
Class Y	5.94

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 3/31/16

	Inception Date	6-Month	1-Year	5-Year	10-Year	Since Inception
Class A (OPITX)	11/11/86	1.80%	-1.18%	3.41%	2.97%	5.32%
Class B (OIMBX)	9/11/95	1.42	-1.78	2.62	2.47	4.17
Class C (OITCX)	12/1/93	1.42	-1.86	2.65	2.19	3.57
Class Y (OPIYX)	1/31/11	1.92	-0.94	3.69	N/A	3.81

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 3/31/16
	Inception Date	6-Month	1-Year	5-Year	10-Year	Since Inception
Class A (OPITX)	11/11/86	-0.50%	-3.40%	2.94%	2.73%	5.24%
Class B (OIMBX)	9/11/95	-2.57	-5.58	2.44	2.47	4.17
Class C (OITCX)	12/1/93	0.43	-2.80	2.65	2.19	3.57
Class Y (OPIYX)	1/31/11	1.92	-0.94	3.69	N/A	3.81

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns for periods of less than one year are not annualized. Returns do not consider capital gains or income taxes on an individual’s investments. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800. CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 2.25%; for Class B shares, the contingent deferred sales charge of 4% (1-year) and 1% (5-year); and for Class C, the contingent deferred sales charge of

18          OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

1% for the 1-year period. Prior to April 1, 2012, the maximum initial sales charge for Class A shares of the Fund was 3.50%. There is no sales charge for Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion.

The Fund’s performance is compared to the performance of the Barclays Municipal Bond 5-Year (4-6) Index, which consists of investment-grade municipal bonds having remaining maturities of 4 to 6 years. The index is unmanaged and cannot be purchased by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the index. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

Distribution yields for Class A shares are based on dividends of $0.015 for the 28-day accrual period ended March 22, 2016. The yield without sales charge for Class A shares is calculated by dividing annualized dividends by the Class A net asset value on March 22, 2016; for the yield with sales charge, the denominator is the Class A maximum offering price on that date. Distribution yields for Class B, C and Y are annualized based on dividends of $0.0124, $0.0124 and $0.0159, respectively, for the 28-day accrual period ended March 22, 2016, and on the corresponding net asset values on that date.

Standardized yield is based on the Fund’s net investment income for the 30-day period ended March 31, 2016, and either that date’s maximum offering price (for Class A shares) or net asset value (for the other classes). Each result is compounded semiannually and annualized. Falling share prices artificially increase yields.

The average distribution yield in this Fund’s Lipper category was calculated based on the distributions and the final net asset values (NAVs) of the reporting period for the funds in each category. The average yield at NAV in Lipper’s Short-Intermediate Municipal Debt Funds category is based on 66 NAVs, one for each class of each fund in the category; a fund can have up to 4 classes. Lipper yields do not include sales charges – which, if included, would reduce results.

Taxable equivalent yield is based on the standardized yield and the 2016 top federal tax rate of 43.4%. Calculations factor in the 3.8% tax on unearned income under the Patient Protection and Affordable Care Act, as applicable. A portion of the Fund’s distributions may be subject to tax; distributions may also increase an investor’s exposure to the alternative minimum tax. Capital gains distributions are taxable as capital gains. Tax treatments of the Fund’s distributions and capital gains may vary by state; investors should consult a tax advisor to determine if the Fund is appropriate for them. Each result is compounded semiannually and annualized. Falling share prices artificially increase yields. This Report must be preceded or accompanied by a Fund prospectus.

The average yields for AAA-rated municipal securities are provided by Municipal Market Advisors (MMA) and are based on its benchmark of general obligation bonds structured with a 5% coupon. The MMA 5% benchmark is constructed using yields from the leading underwriters, who represent a significant percentage of the primary activity of the top 10 underwriters and therefore the total issuance.

19          OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

Investments in “tobacco bonds,” which are backed by the proceeds a state or territory receives from the 1998 national litigation settlement with tobacco manufacturers, may be vulnerable to economic and/or legislative events that affect issuers in a particular municipal market sector. Annual payments by MSA-participating manufacturers, for example, hinge on many factors, including annual domestic cigarette shipments, inflation and the relative market share of non-participating manufacturers. To date, we believe consumption figures remain within an acceptable range of the assumptions used to structure MSA bonds. Future MSA payments could be reduced if consumption were to fall more rapidly than originally forecast.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800. CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency and involve investment risks, including the possible loss of the principal amount invested.

20          OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended March 31, 2016.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended March 31, 2016” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

21          OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

Actual	Beginning Account Value October 1, 2015	Ending Account Value March 31, 2016	Expenses Paid During 6 Months Ended March 31, 2016
Class A	$1,000.00	$1,018.00	$4.85
Class B	1,000.00	1,014.20	8.70
Class C	1,000.00	1,014.20	8.65
Class Y	1,000.00	1,019.20	3.59

Hypothetical
(5% return before expenses)
Class A	1,000.00	1,020.20	4.86
Class B	1,000.00	1,016.40	8.71
Class C	1,000.00	1,016.45	8.66
Class Y	1,000.00	1,021.45	3.59

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended March 31, 2016 are as follows:

Class	Expense Ratios
Class A	0.96%
Class B	1.72
Class C	1.71
Class Y	0.71

22          OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS March 31, 2016 Unaudited

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
Municipal Bonds and Notes—99.2%
Alabama—1.3%
$10,000	AL HFA (Single Family Mtg.)[1]	5.000%	10/01/2025	04/30/2016	A	$10,019
3,975,000	Fairfield, AL GO	6.000	06/01/2031	12/11/2021	A	4,454,981
7,720,000	Jefferson County, AL Limited Obligation School Warrant	5.250	01/01/2018	04/30/2016	A	7,781,374
345,000	Jefferson County, AL Limited Obligation School Warrant	5.000	01/01/2024	04/30/2016	A	347,743
4,725,000	Jefferson County, AL Limited Obligation School Warrant	5.250	01/01/2019	04/30/2016	A	4,762,564
8,110,000	Jefferson County, AL Limited Obligation School Warrant	5.500	01/01/2021	04/30/2016	A	8,174,474
100,000	Jefferson County, AL Limited Obligation School Warrant	4.750	01/01/2025	04/30/2016	A	100,620
460,000	Jefferson County, AL Limited Obligation School Warrant	5.250	01/01/2023	04/30/2016	A	463,657
50,000	Mobile, AL Limited Obligation Tax	5.500	02/15/2023	04/30/2016	A	50,145
25,000	Talladega County, AL GO	5.250	01/01/2029	04/30/2016	A	25,064
						26,170,641

Arizona—2.2%
4,380,000	Glendale, AZ Municipal Property Corp.	5.000	07/01/2025	01/01/2018	A	4,685,505
4,540,000	Glendale, AZ Municipal Property Corp.	5.000	07/01/2026	01/01/2018	A	4,854,168
4,220,000	Glendale, AZ Municipal Property Corp.	5.000	07/01/2024	01/01/2018	A	4,516,624
3,470,000	Glendale, AZ Municipal Property Corp.	5.000	07/01/2022	01/01/2018	A	3,723,969
3,635,000	Glendale, AZ Municipal Property Corp.	5.000	07/01/2023	01/01/2018	A	3,896,429
750,000	Hassayampa, AZ Community Facilities District (Hassayampa Village Community)	7.750	07/01/2021	07/01/2016	A	758,018
15,000	Maricopa County, AZ IDA (Phoenix West Prison)	5.000	07/01/2016	04/30/2016	A	15,041
7,275,000	Navajo Nation, AZ	5.500	12/01/2030	12/01/2025	A	8,161,532
4,110,000	Navajo Nation, AZ	5.000	12/01/2025	12/01/2025		4,484,832
310,000	Phoenix, AZ IDA (Gourmet Boutique West)	5.500	11/01/2017	05/03/2017	B	278,746
8,390,000	Pima County, AZ IDA (Arizona Charter School)	5.375	07/01/2031	07/01/2020	A	9,070,932
925,000	Pima County, AZ IDA Water & Wastewater (Global Water Resources)	5.450	12/01/2017	06/06/2017	B	940,799
500,000	Tucson, AZ Airport Authority	5.350	06/01/2031	04/30/2016	A	501,830
5,000	Tucson, AZ IDA (Joint Single Family Mtg.)	5.250	07/01/2038	07/01/2016	A	5,001
						45,893,426

23          OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
Arkansas—0.0%
$65,000	AR Devel. Finance Authority (Biosciences Institute College)	5.125%	12/01/2028	04/30/2016	A	$65,016
165,000	AR Devel. Finance Authority (Madison Industrial Devel./ Community Living Obligated Group)	5.800	12/01/2020	04/30/2016	A	165,550
						230,566

California—9.9%
1,300,000	Alameda, CA Corridor Transportation Authority	5.450 [2]	10/01/2025	10/01/2017	A	1,381,458
2,500,000	Alameda, CA Corridor Transportation Authority	5.400 [2]	10/01/2024	10/01/2017	A	2,658,650
2,365,000	Apple Valley, CA Public Financing Authority (Town Hall Annex)	5.000	09/01/2027	09/01/2017	A	2,493,301
3,755,000	CA County Tobacco Securitization Agency (TASC)	5.750	06/01/2029	04/30/2016	A	3,792,325
135,000	CA County Tobacco Securitization Agency (TASC)	6.000	06/01/2042	04/30/2016	A	136,342
280,000	CA County Tobacco Securitization Agency (TASC)	5.000	06/01/2026	04/30/2016	A	280,115
9,000,000	CA County Tobacco Securitization Agency (TASC)	5.875	06/01/2027	04/30/2016	A	9,003,420
1,345,000	CA County Tobacco Securitization Agency (TASC)	5.500	06/01/2033	04/30/2016	A	1,355,047
2,505,000	CA County Tobacco Securitization Agency (TASC)	5.875	06/01/2043	04/30/2016	A	2,529,975
730,000	CA County Tobacco Securitization Agency (TASC)	5.625	06/01/2023	04/30/2016	A	730,307
3,620,000	CA GO	6.500	04/01/2033	04/01/2019	A	4,223,382
2,360,000	CA GO	5.375	06/01/2026	06/01/2016	A	2,379,966
5,765,000	CA Health Facilities Financing Authority (CHCW)	5.250	03/01/2024	04/30/2016	A	5,788,118
50,000,000	CA Health Facilities Financing Authority (Stanford Hospital)[3]	5.750	11/15/2031	09/30/2027	A	60,399,000
50,000	CA HFA (Home Mtg.)	5.450	08/01/2033	02/01/2018	A	52,820
395,000	CA HFA (Home Mtg.)	5.000	02/01/2042	08/01/2016	A	408,256
2,000,000	CA HFA (Home Mtg.)	4.625	08/01/2016	05/01/2016	A	2,007,080
1,600,000	CA HFA (Home Mtg.)	5.500	08/01/2042	08/01/2016	A	1,640,560
960,000	CA HFA (Home Mtg.)	5.300	08/01/2023	08/01/2017	A	984,864
3,000,000	CA HFA (Home Mtg.)	5.450	08/01/2028	08/01/2017	A	3,058,590
285,000	CA HFA, Series B	4.800	02/01/2023	08/01/2017	A	293,590
960,000	CA Public Works	6.625	11/01/2034	11/01/2018	A	963,869
1,500,000	CA Public Works (Dept. of General Services)	6.125	04/01/2028	04/01/2019	A	1,739,355
70,000	CA Public Works (Various Community Colleges)	5.200	09/01/2017	04/30/2016	A	70,285
600,000	CA Public Works (Various Community Colleges)	5.750	10/01/2030	10/01/2019	A	697,782

24          OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
California (Continued)
$240,000	CA Statewide Financing Authority Tobacco Settlement (TASC)	5.625%	05/01/2029	04/30/2016	A	$244,010
10,000	CA Veterans GO, Series BZ	5.350	12/01/2021	04/30/2016	A	10,030
220,000	Carson, CA Public Financing Authority (Remediation)	6.500	10/01/2036	10/01/2019	A	252,140
350,000	Chico, CA Public Financing Authority	5.000	04/01/2019	04/30/2016	A	351,351
3,000,000	Chula Vista, CA Industrial Devel. (San Diego Gas & Electric Company)	5.000	12/01/2027	04/30/2016	A	3,071,580
2,000,000	Chula Vista, CA Industrial Devel. (San Diego Gas & Electric Company)	5.000	12/01/2027	04/30/2016	A	2,047,720
4,130,000	El Centro, CA Financing Authority (El Centro Redevel.)	6.000	11/01/2021	04/26/2019	A	4,769,530
2,245,000	Fontana, CA Public Financing Authority (North Fontana Redevel.)	5.000	10/01/2022	04/30/2016	A	2,253,329
2,500,000	Fontana, CA Public Financing Authority (North Fontana Redevel.)	5.500	09/01/2032	04/30/2016	A	2,527,575
4,790,000	Fullerton, CA Public Financing Authority	5.000	09/01/2022	09/01/2016	A	4,876,651
4,785,000	Fullerton, CA Public Financing Authority	5.000	09/01/2023	09/01/2016	A	4,871,561
2,750,000	Huntington Park, CA Public Financing Authority	5.000	09/01/2022	04/30/2016	A	2,787,180
1,930,000	Los Angeles, CA Dept. of Airports (Ontario International Airport)	5.000	05/15/2023	05/15/2016	A	1,940,711
3,650,000	Los Angeles, CA Multifamily Hsg. (LA Colorado Terrace)	5.200	11/20/2032	04/30/2016	A	3,659,271
1,750,000	Los Angeles, CA Unified School District COP	5.000	10/01/2024	10/01/2022	A	2,125,865
155,000	Maywood, CA Public Financing Authority	7.000	09/01/2028	09/01/2016	A	156,621
3,820,000	Montclair, CA Redevel. Agency Tax Allocation	5.300	10/01/2030	04/30/2016	A	3,830,658
4,010,000	Mountain House, CA Public Financing Authority Utility System	5.200	12/01/2032	11/17/2017	A	4,226,460
605,000	North City, CA West School Facilities Financing Authority Special Tax	5.000	09/01/2026	09/01/2022	A	720,464
310,000	Northern, CA Inyo County Local Hospital District	6.000	12/01/2021	05/26/2019	A	346,025
1,045,000	Ontario, CA Improvement Bond Act 1915 Assessment District No. 108	7.500	09/02/2020	09/02/2016	A	1,072,755
1,275,000	Pacifica, CA COP	5.000	01/01/2022	04/30/2016	A	1,305,217
50,000	Palm Springs, CA Financing Authority (Palm Springs Regional Airport)	5.500	01/01/2028	04/30/2016	A	50,193

25          OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
California (Continued)
$90,000	Palmdale, CA COP (Park Improvement and Avenue South Construction)	5.000%	09/01/2032	04/30/2016	A	$90,281
125,000	Perris, CA Public Financing Authority (Central North)	6.750	10/01/2035	10/01/2018	A	139,490
2,000,000	Redding, CA Redevel. Agency Tax Allocation (Canby-Hilltop-Cyprus Redevel.)	5.000	09/01/2022	04/30/2016	A	2,007,420
300,000	Riverside County, CA Public Financing Authority COP	5.750	05/15/2019	12/10/2017	B	259,332
150,000	Riverside County, CA Redevel. Agency (215 Corridor Redevel.)	6.500	12/01/2021	08/09/2019	B	171,709
30,000	Rocklin, CA Unified School District Community District No. 1	4.625	09/01/2018	04/30/2016	A	30,090
5,000,000	Sacramento County, CA Airport System	5.750	07/01/2024	07/01/2018	A	5,514,600
5,785,000	Sacramento County, CA COP	5.000	02/01/2031	04/30/2016	A	5,805,247
5,395,000	Sacramento County, CA COP (Juvenile Courthouse)	5.000	12/01/2034	04/30/2016	A	5,414,422
25,000	Sacramento County, CA COP (Public Facilities)	4.400	06/01/2019	04/30/2016	A	25,085
10,000	San Bernardino, CA Joint Powers Financing Authority	5.750	10/01/2020	10/01/2020		11,651
25,000	San Bernardino, CA Joint Powers Financing Authority	5.750	10/01/2019	10/01/2019		28,422
1,000,000	San Bernardino, CA Joint Powers Financing Authority	5.750	10/01/2021	10/01/2021		1,194,390
225,000	San Bernardino, CA Joint Powers Financing Authority	5.750	10/01/2021	10/01/2021		268,738
125,000	San Bernardino, CA Joint Powers Financing Authority	5.750	10/01/2022	10/01/2022		151,994
600,000	San Bernardino, CA Joint Powers Financing Authority	5.750	10/01/2020	10/01/2020		699,030
50,000	San Bernardino, CA Joint Powers Financing Authority	5.750	10/01/2018	10/01/2018		55,156
150,000	San Bernardino, CA Joint Powers Financing Authority	5.750	10/01/2017	10/01/2017		159,894
425,000	San Francisco, CA City & County Airports Commission (SFO Fuel Company)	6.125	01/01/2027	04/30/2016	A	426,938
500,000	San Jose, CA Redevel. Agency	5.000	08/01/2026	08/01/2017	A	527,090
1,500,000	South Bayside, CA Waste Management Authority (Shoreway Environmental)	6.250	09/01/2029	09/01/2019	A	1,753,005
12,735,000	Southern CA Tobacco Securitization Authority	4.750	06/01/2025	04/30/2016	A	12,739,330
110,000	Stockton, CA Public Financing Authority (Parking & Capital Projects)	5.375	09/01/2021	08/31/2016	A	109,999

26          OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Effective Maturity*		Value
California (Continued)
$6,615,000	Val Verde, CA Unified School District	5.500%		08/01/2033	08/01/2018	A	$7,273,126
3,200,000	West Covina, CA Public Financing Authority (Big League Dreams)	5.000		06/01/2030	06/01/2016	A	3,220,864
							204,642,657

Colorado—0.5%
2,000,000	CO Health Facilities Authority (Valley View Hospital Association)	5.500		05/15/2028	05/08/2018	A	2,166,080
3,900,000	CO Regional Transportation District (Denver Transportation Partners)	6.000		01/15/2034	07/15/2020	A	4,522,323
265,000	Denver, CO City & County Airport	6.125		11/15/2025	04/30/2016	A	266,291
3,000,000	Denver, CO Convention Center Hotel Authority	5.250		12/01/2021	11/01/2016	A	3,072,240
							10,026,934

Connecticut—0.1%
335,000	CT H&EFA (Hospital for Special Care/HSC Community Services/ Foundation of Special Care Obligated Group)	5.250		07/01/2027	07/01/2017	A	351,047
1,840,000	Eastern CT Res Rec (Wheelabrator Lisbon)	5.500		01/01/2020	04/30/2016	A	1,852,530
							2,203,577

District of Columbia—4.2%
100,000	District of Columbia (Howard University)	6.250		10/01/2032	04/01/2021	A	105,991
200,000	District of Columbia (James F. Oyster Elementary School)	6.450		11/01/2034	04/30/2016	A	200,064
2,915,000	District of Columbia (United Negro College Fund)	6.875		07/01/2040	07/01/2020	A	3,620,984
100,000	District of Columbia Tax Increment (Mandarin Oriental Hotel)	5.250		07/01/2022	04/30/2016	A	100,411
24,435,000	District of Columbia Tobacco Settlement Financing Corp.	6.750		05/15/2040	04/30/2016	A	24,559,374
43,970,000	District of Columbia Tobacco Settlement Financing Corp.	6.500		05/15/2033	05/19/2021	B	55,114,197
2,735,000	District of Columbia Tobacco Settlement Financing Corp.	6.250		05/15/2024	04/30/2016	A	2,746,186
							86,447,207

Florida—7.6%
1,745,000	Arborwood, FL Community Devel. District (Centex Homes)	5.250		05/01/2016	05/01/2016		1,744,232
570,000	Broward County, FL Fuel System (Ft. Lauderdale Fuel Facilities)	5.000		04/01/2029	04/01/2023	A	647,275
810,000	Broward County, FL Fuel System (Ft. Lauderdale Fuel Facilities)	5.000		04/01/2028	04/01/2023	A	923,254
245,000	Broward County, FL HFA	5.400		10/01/2038	04/30/2016	A	245,064
45,000	Broward County, FL HFA (Golden Villas)	6.750	[4]	10/01/2045	10/01/2016	A	45,603

27          OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
Florida (Continued)
$20,000	Broward County, FL HFA (Heron Pointe Apartments)	5.700%	11/01/2029	04/30/2016	A	$20,039
20,000	Broward County, FL HFA (Heron Pointe Apartments)	5.650	11/01/2022	04/30/2016	A	20,050
655,000	Broward County, FL HFA (Pembroke Villas)	5.550	01/01/2023	04/30/2016	A	656,212
1,650,000	Cape Coral, FL Utility Improvement Assessment (Southwest 5 & Surfside Areas)	4.500	09/01/2024	09/01/2017	A	1,726,164
2,410,000	Cape Coral, FL Utility Improvement Assessment (Southwest 5 & Surfside Areas)	4.750	09/01/2025	09/01/2017	A	2,530,380
1,985,000	Cape Coral, FL Utility Improvement Assessment (Southwest 5 & Surfside Areas)	4.500	09/01/2023	09/01/2017	A	2,078,632
2,110,000	Cape Coral, FL Utility Improvement Assessment (Southwest 5 & Surfside Areas)	4.500	09/01/2021	09/01/2017	A	2,211,660
1,850,000	Cape Coral, FL Utility Improvement Assessment (Southwest 5 & Surfside Areas)	4.500	09/01/2022	09/01/2017	A	1,937,265
30,000	Celebration, FL Community Devel. District	5.000	05/01/2022	04/30/2016	A	30,074
55,000	Celebration, FL Community Devel. District	5.000	05/01/2020	04/30/2016	A	55,150
550,000	Dade County, FL HFA (Golden Lakes Apartments)	5.950	11/01/2027	04/30/2016	A	550,726
380,000	Dade County, FL HFA (Golden Lakes Apartments)	6.000	11/01/2032	04/30/2016	A	380,475
770,000	Dade County, FL HFA (Golden Lakes Apartments)	6.050	11/01/2039	04/30/2016	A	771,001
70,000	Dade County, FL HFA (Golden Lakes Apartments)	5.900	11/01/2022	04/30/2016	A	70,130
35,000	Dade County, FL HFA (Siesta Pointe Apartments)	5.650	09/01/2017	04/30/2016	A	35,111
145,000	Dade County, FL HFA (Siesta Pointe Apartments)	5.700	09/01/2022	04/30/2016	A	145,886
230,000	Dade County, FL HFA (Siesta Pointe Apartments)	5.750	09/01/2029	04/30/2016	A	230,453
590,000	East Homestead, FL Community Devel. District	7.250	05/01/2021	05/01/2021		633,719
3,465,000	Escambia County, FL Health Facilities Authority[1]	5.950	07/01/2020	08/29/2018	B	3,692,754
30,000	FL Agriculture & Mechanical University	5.300	07/01/2017	04/30/2016	A	30,123
1,000,000	FL HEFFA (Nova Educational Facilities)	5.000	04/01/2022	04/01/2022		1,168,380
150,000	FL HFA	6.300	09/01/2036	04/30/2016	A	150,231
265,000	FL HFA (Landings at Sea Forest)	6.050	12/01/2036	04/30/2016	A	265,374

28          OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
Florida (Continued)
$20,000	FL HFA (Landings at Sea Forest)	5.850%	12/01/2018	04/30/2016	A	$20,034
75,000	FL HFA (Stoddert Arms Apartments)	6.300	09/01/2036	04/30/2016	A	75,116
825,000	FL HFC (Homeowner Mtg.)	5.200	07/01/2028	07/01/2016	A	840,444
140,000	FL HFC (Peacock Run Apartments)	5.400	08/01/2042	04/30/2016	A	140,162
10,000	FL HFC (Pinnacle Lakes Apartments)	5.250	08/15/2028	04/30/2016	A	10,017
5,910,000	FL HFC (Valencia Trace of Orlando)	5.450	12/01/2035	04/30/2016	A	5,968,745
45,000	FL HFC (Woods Vero Beach)	5.750	10/01/2024	04/30/2016	A	45,092
220,000	FL HFC (Woods Vero Beach)	5.800	10/01/2027	04/30/2016	A	220,862
70,000	FL HFC (Woods Vero Beach)	5.900	10/01/2039	04/30/2016	A	70,085
8,480,000	Fort Pierce, FL Redevel. Agency	5.000	05/01/2031	05/01/2016	A	8,506,712
475,000	Halifax, FL Hospital Medical Center	5.250	06/01/2026	06/01/2016	A	478,829
435,000	Halifax, FL Hospital Medical Center	5.375	06/01/2031	06/01/2018	A	475,964
230,000	Hamal Community Devel. District, FL	4.750	05/01/2031	05/01/2016	A	232,951
15,000	Hialeah Gardens, FL Health Facilities Authority (CHS/SJRNC/ VMNRC Obligated Group)	5.250	08/15/2031	08/15/2017	A	15,927
3,500,000	Hialeah Gardens, FL Health Facilities Authority (SJRNC/VMNRC/ SJR/CHFTEH/SANC Obligated Group)	5.250	08/15/2024	08/15/2017	A	3,716,335
15,000	Hialeah, FL Hsg. Authority	5.300	12/20/2018	04/30/2016	A	15,044
10,555,000	Jacksonville, FL EDC (Met Packaging Solutions)	5.875	06/01/2025	06/01/2016	A	10,618,541
2,910,000	Jacksonville, FL EDC (Met Packaging Solutions)	5.875	06/01/2031	06/01/2016	A	2,924,579
9,235,000	Jacksonville, FL EDC (Met Packaging Solutions)	5.750	10/01/2024	04/30/2016	A	9,262,797
3,665,000	Jacksonville, FL EDC (Met Packaging Solutions)	5.500	10/01/2030	04/30/2016	A	3,672,587
5,525,000	Jacksonville, FL Port Authority	5.750	11/01/2026	11/01/2017	A	5,927,386
4,000,000	Jacksonville, FL Port Authority	5.750	11/01/2028	11/01/2017	A	4,281,480
6,045,000	Jacksonville, FL Port Authority	5.750	11/01/2021	11/01/2017	A	6,515,120
7,200,000	Jacksonville, FL Port Authority	5.750	11/01/2024	11/01/2017	A	7,739,784
7,975,000	Lee County, FL Solid Waste System	5.125	10/01/2024	10/01/2016	A	8,150,051
6,420,000	Lee County, FL Solid Waste System	5.000	10/01/2020	10/01/2016	A	6,544,933
150,000	Miami Beach, FL Water & Sewer	5.750	09/01/2025	04/30/2016	A	155,040
5,355,000	Miami, FL Special Obligation, Series A	5.750	02/01/2027	02/01/2021	A	6,329,128
4,180,000	Miami, FL Special Obligation, Series A	6.000	02/01/2028	02/01/2021	A	5,005,675
4,000,000	Miami, FL Special Obligation, Series A	6.000	02/01/2029	02/01/2021	A	4,773,720
5,055,000	Miami, FL Special Obligation, Series A	5.750	02/01/2026	02/01/2021	A	5,995,129
4,500,000	Miami, FL Special Obligation, Series A	5.750	02/01/2025	02/01/2021	A	5,355,360

29          OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
Florida (Continued)
$15,000	Miami-Dade County, FL HFA (Homeownership Mtg.)[1]	5.300%	10/01/2036	04/30/2016	A	$15,022
140,000	Miami-Dade County, FL Special Obligation, Series B	5.000 [2]	10/01/2035	04/30/2016	A	140,487
1,095,000	Orlando, FL Community Redevel. Agency (Conroy Road District)	5.000	04/01/2023	04/01/2022	A	1,245,519
1,520,000	Orlando, FL Community Redevel. Agency (Conroy Road District)	5.000	04/01/2022	04/01/2022		1,737,588
1,200,000	Orlando, FL Tourist Devel. Tax	5.250	11/01/2023	11/01/2017	A	1,271,004
30,000	Palm Beach County, FL Health Facilities Authority (Harbours Edge)	6.000	11/15/2024	04/30/2016	A	30,067
110,000	Palm Beach County, FL HFA (Riverview House)	5.250	09/01/2031	04/30/2016	A	110,442
5,000	Palm Beach County, FL HFA (Riverview House)	5.150	09/01/2019	04/30/2016	A	5,013
100,000	Palm Glades, FL Community Devel. District Special Assessment	7.250	08/01/2016	08/01/2016		100,674
900,000	Pasco County, FL HFA (Pasco Woods)	5.800	08/01/2029	04/30/2016	A	901,809
20,000	Pasco County, FL HFA (Pasco Woods)	5.700	08/01/2019	04/30/2016	A	20,057
1,225,000	Pembroke Harbor, FL Community Devel. District Special Assessment	7.000	05/01/2038	04/30/2016	A	1,241,770
680,000	Poinciana, FL West Community Devel. District	5.875	05/01/2022	03/18/2017	A	691,982
3,100,000	Port St. Lucie, FL Special Assessment (Southwest Annexation District)	5.000	07/01/2033	07/01/2017	A	3,247,839
3,335,000	Port St. Lucie, FL Special Assessment (Southwest Annexation District)	5.000	07/01/2027	07/01/2017	A	3,497,281
25,000	Quincy, FL Utilities	5.000	10/01/2029	04/30/2016	A	25,031
239,774	Santa Rosa Bay, FL Bridge Authority	6.250	07/01/2028	03/11/2026	B	165,432
5,025,000	Seminole Tribe, FL Special Obligation	5.750	10/01/2022	10/01/2017	A	5,258,663
360,000	South-Dade, FL Venture Community Devel. District	4.250	05/01/2020	05/01/2020		387,522
375,000	Tamarac, FL Industrial Devel. (Sunbelt Precision Products)	6.500	08/01/2017	04/30/2016	A	375,248
55,000	Village Community Devel. District, FL1	7.625	05/01/2017	05/01/2016	A	55,295
1,000,000	Waterford Estates, FL Community Devel. District Special Assessment[5]	5.125	05/01/2013	05/01/2013		293,840
88,844	Watergrass, FL Community Devel. District Special Assessment	6.960	11/01/2017	11/01/2017		89,000

						157,985,631

30          OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
Georgia—0.8%
$810,000	Albany-Dougherty, GA Payroll Devel. Authority (Proctor & Gamble Company)	5.300%	05/15/2026	04/30/2016	A	$811,677
1,000,000	Atlanta, GA Airport	5.000	01/01/2025	01/01/2022	A	1,162,750
25,000	Atlanta, GA GO	5.000	12/01/2016	12/01/2016		25,745
15,000	Bleckley Cochran, GA Devel. Authority (MGCO Real Estate Foundation/MGCO Foundation Obligated Group)	5.000	07/01/2036	04/30/2016	A	15,051
9,255,000	GA Environmental Loan Acquisition Corp. (Local Water Authority)	5.125	03/15/2031	03/15/2021	A	9,773,928
15,000	GA Hsg. & Finance Authority (Single Family Mtg.)	5.000	12/01/2026	04/30/2016	A	15,026
10,000	GA Municipal Assoc. (Atlanta Detention Center)	5.000	12/01/2023	04/30/2016	A	10,038
100,000	GA Municipal Assoc. (Atlanta Detention Center)	5.000	12/01/2018	04/30/2016	A	100,385
65,000	GA Private Colleges & University Authority (Emory University)	5.000	09/01/2019	04/30/2016	A	65,259
1,600,000	GA Private Colleges & University Authority (Mercer University)	5.250	10/01/2027	10/01/2022	A	1,867,424
65,000	Macon-Bibb County, GA Industrial Authority[1]	6.100	05/01/2018	04/30/2016	A	65,239
1,860,000	Randolph County, GA GO1	5.000	04/01/2022	06/06/2020	B	2,111,528
15,000	Savannah, GA EDA (Snap Hsg. I, II, & III)	5.150	11/20/2022	04/30/2016	A	15,032

						16,039,082

Hawaii—0.6%
480,000	HI Harbor System, Series A	5.250	01/01/2018	04/30/2016	A	481,915
11,810,000	HI Hsg. & Community Devel. Corp. (Rent Hsg. System)	4.600	07/01/2025	04/30/2016	A	12,033,918

						12,515,833

Idaho—0.0%
20,000	ID Health Facilities Authority (Gritman Medical Center)	5.100	06/01/2028	04/30/2016	A	20,061
10,000	ID Hsg. & Finance Assoc. (Single Family Mtg.)	5.200	01/01/2035	04/30/2016	A	10,013
130,000	Power County, ID Industrial Devel. Corp. (FMC Corp.)	6.450	08/01/2032	04/30/2016	A	130,282

						160,356

Illinois—14.3%
1,980,000	Berwyn, IL Park District	5.375	12/01/2028	10/09/2018	A	2,074,802
6,555,000	Bolingbrook, IL GO	5.000	01/01/2030	01/01/2018	A	6,912,247
14,450,000	Carol Stream, IL Park District	5.500	01/01/2037	01/01/2018	A	15,639,524
2,700,000	Centerpoint, IL Intermodal Center Program	3.490 [4]	06/15/2023	12/16/2016	A	2,704,374
5,170,000	Chicago, IL Board of Education	5.000	12/01/2026	12/01/2017	A	5,352,036
4,000,000	Chicago, IL Board of Education	6.000	01/01/2020	07/28/2018	B	4,292,960

31          OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
Illinois (Continued)
$100,000	Chicago, IL Board of Education	5.000%	12/01/2022	04/30/2016	A	$100,314
4,650,000	Chicago, IL Board of Education	5.000	12/01/2024	12/01/2017	A	4,821,445
32,965,000	Chicago, IL Board of Education[3]	5.250	12/01/2024	11/01/2023	A	35,095,192
5,000	Chicago, IL Board of Education	5.000	12/01/2017	04/30/2016	A	5,086
5,860,000	Chicago, IL Board of Education	5.250	12/01/2023	12/01/2018	A	6,238,673
10,000	Chicago, IL Building Acquisition COP	5.400	01/01/2018	04/30/2016	A	10,039
1,125,000	Chicago, IL GO	5.000	01/01/2028	04/30/2016	A	1,135,575
3,140,000	Chicago, IL GO	5.650 [2]	01/01/2030	04/30/2016	A	3,179,062
6,365,000	Chicago, IL GO	5.000	01/01/2028	04/30/2016	A	6,424,831
10,000,000	Chicago, IL GO	5.000	01/01/2027	04/30/2016	A	10,119,800
175,000	Chicago, IL GO	5.000	01/01/2027	04/30/2016	A	175,667
860,000	Chicago, IL GO	5.250	01/01/2022	01/01/2018	A	881,311
19,000,000	Chicago, IL GO	5.000	01/01/2029	01/01/2017	A	19,271,700
10,000	Chicago, IL GO	5.000	01/01/2024	04/30/2016	A	10,094
10,000	Chicago, IL GO	5.000	01/01/2022	04/30/2016	A	10,090
15,000	Chicago, IL GO	5.000	01/01/2022	04/30/2016	A	15,056
250,000	Chicago, IL GO	5.000	01/01/2026	04/30/2016	A	252,350
345,000	Chicago, IL GO	5.000	01/01/2025	04/30/2016	A	348,105
30,000	Chicago, IL GO	5.000	01/01/2024	04/30/2016	A	30,270
125,000	Chicago, IL GO	5.000	01/01/2023	04/30/2016	A	126,125
10,000	Chicago, IL Multifamily Hsg. (Archer Courts Apartments)	5.500	12/20/2019	04/30/2016	A	10,027
75,000	Chicago, IL Multifamily Hsg. (Hearts United Apartments)	5.600	01/01/2041	07/01/2016	A	75,323
5,000	Chicago, IL Single Family Mtg., Series 2007-2I	5.750	06/01/2039	06/01/2017	A	5,479
1,385,000	Chicago, IL State University (Auxiliary Facilities System)	5.000	12/01/2018	04/30/2016	A	1,390,124
1,714,370	Chicago, IL Tax Increment COP (Metramarket Chicago)	6.870	02/15/2024	04/30/2016	A	1,720,045
1,500,000	Cicero, IL GO	5.000	12/01/2026	12/01/2022	A	1,697,730
1,295,000	Cicero, IL GO	5.000	12/01/2023	12/01/2022	A	1,496,062
1,005,000	Cicero, IL GO	5.000	12/01/2024	12/01/2022	A	1,151,006
725,000	Cicero, IL GO	5.000	12/01/2025	12/01/2022	A	825,014
17,090,000	Cook County, IL GO	5.250	11/15/2033	11/15/2020	A	18,370,554
4,145,000	Country Club Hills, IL Sales Tax	4.800	12/01/2029	06/01/2016	A	4,170,906
1,400,000	East Dundee, IL Tax Increment (Route 25 South Redevel.)	5.250	12/01/2022	12/01/2021	A	1,427,118
45,000	IL COP	5.800	07/01/2017	04/30/2016	A	45,117
820,000	IL COP	6.375	07/01/2017	04/30/2016	A	822,255
4,975,000	IL Dept. of Central Management Services COP	6.200	07/01/2017	04/30/2016	A	4,998,432
950,000	IL Devel. Finance Authority (Roosevelt University)	5.250	04/01/2022	04/01/2017	A	972,515
23,605,000	IL Devel. Finance Authority Environmental Facilities (Citgo Petroleum Corp.)	8.000	06/01/2032	04/30/2016	A	23,649,377

32          OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
Illinois (Continued)
$90,000	IL Educational Facilities Authority (Robert Morris College)	5.500%	06/01/2017	04/30/2016	A	$90,323
60,000	IL Finance Authority (Advocate Health Care)	6.250	11/01/2028	11/01/2018	A	68,241
2,000,000	IL Finance Authority (Benedictine University)	6.000	10/01/2028	10/01/2018	A	2,175,100
500,000	IL Finance Authority (Lake Forest College)	5.000	10/01/2022	12/10/2019	B	540,865
100,000	IL Finance Authority (NWCH/ NWCHC/NWCDSC Obligated Group)	5.375	07/01/2033	07/01/2018	A	107,249
6,350,000	IL Finance Authority (OSF Healthcare System)	5.750	11/15/2033	11/15/2017	A	6,853,936
100,000	IL Finance Authority (Palos Community Hospital/St. George Corp. Obligated Group)	5.000	05/15/2027	05/15/2017	A	104,767
10,980,000	IL Finance Authority (PHlth / PHN / PPH / PHP / PLC / PRC / PRMC / PSFH / PSJHC / PSM&EMC Obligated Group )	6.125	05/15/2025	05/15/2019	A	12,276,409
335,000	IL Finance Authority (PHlth / PHN / PPH / PHP / PLC / PRC / PRMC / PSFH / PSJHC / PSM&EMC Obligated Group )	6.125	05/15/2025	05/15/2019	A	388,205
1,875,000	IL Finance Authority (Presence Health/Provena Senior Services Obligated Group)	6.000	05/01/2028	05/01/2020	A	2,131,444
4,360,000	IL Finance Authority (Provena Health)	7.750	08/15/2034	08/15/2019	A	5,207,366
20,000,000	IL Finance Authority (Rehabilitation Institute of Chicago)	6.500	07/01/2034	07/01/2018	A	22,166,000
700,000	IL Finance Authority (Roosevelt University)	5.125	04/01/2020	04/01/2017	A	717,409
650,000	IL Finance Authority (Roosevelt University)	5.125	04/01/2019	04/01/2017	A	667,075
170,000	IL Finance Authority (Roosevelt University)	5.400	04/01/2027	04/01/2017	A	173,298
20,000	IL Finance Authority (RUMC/RCMC/ RCF Obligated Group)	6.750	11/01/2024	11/01/2018	A	23,002
20,000	IL Finance Authority (RUMC/RCMC/ RCF Obligated Group)	6.375	11/01/2029	05/01/2019	A	23,317
2,015,000	IL Finance Authority (Silver Cross Hospital and Medical Centers/Silver Cross Health System Obligated Group)	5.500	08/15/2018	08/30/2017	B	2,079,883
125,000	IL GO	5.000	06/01/2029	12/01/2016	A	127,476
30,000	IL GO	5.000	09/01/2024	04/30/2016	A	30,111
1,300,000	IL GO	5.000	08/01/2025	08/01/2022	A	1,422,603
17,000,000	IL GO	5.250	02/01/2028	02/01/2019	A	18,002,320

33          OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
Illinois (Continued)
$20,000	IL GO	5.000%	06/01/2020	04/30/2016	A	$20,070
7,735,000	IL GO	5.000	03/01/2019	04/30/2016	A	7,758,746
105,000	IL GO	5.000	06/01/2027	04/30/2016	A	105,370
20,000	IL GO	5.000	03/01/2034	04/30/2016	A	20,024
4,970,000	IL GO	5.000	03/01/2028	04/30/2016	A	4,988,439
1,000,000	IL Hsg. Devel. Authority (Anchor Senior Living/Greenwood Senior Living Obligated Group)	4.700	10/20/2026	04/30/2016	A	1,001,640
140,000	IL Medical District COP	5.250	06/01/2032	04/30/2016	A	140,188
50,000	IL Medical District COP	5.125	06/01/2026	04/30/2016	A	50,069
9,215,000	IL Sports Facilities Authority	5.500 [2]	06/15/2030	06/15/2016	A	9,302,543
485,000	Lemont, IL GO	4.850	12/01/2016	04/30/2016	A	486,717
10,000	Markham, IL Park District	5.900	12/01/2016	04/30/2016	A	10,036
220,000	Melrose Park, IL Water	5.200	07/01/2018	07/01/2016	A	222,541
400,000	Quad Cities, IL Regional EDA (Augustana College)	5.000	10/01/2026	10/01/2022	A	460,168
450,000	Quad Cities, IL Regional EDA (Augustana College)	5.000	10/01/2027	10/01/2022	A	514,134
295,000	Quad Cities, IL Regional EDA (Augustana College)	5.000	10/01/2023	10/01/2022	A	337,849
275,000	Quad Cities, IL Regional EDA (Augustana College)	5.000	10/01/2024	10/01/2022	A	319,635
445,000	Quad Cities, IL Regional EDA (Augustana College)	5.000	10/01/2025	10/01/2022	A	514,033
1,000,000	Saint Clair County, IL School District No. 189 East Saint Louis	5.375	01/01/2022	01/01/2022		983,680
1,540,000	Saint Clair County, IL School District No. 189 East Saint Louis	5.500	01/01/2023	01/01/2023		1,514,590
770,000	Saint Clair County, IL School District No. 189 East Saint Louis	5.100	01/01/2020	01/13/2019	B	760,598
20,000	Saint Clair County, IL School District No. 189 East Saint Louis	5.000	01/01/2019	01/01/2019		20,002
545,000	Saint Clair County, IL School District No. 189 East Saint Louis	5.100	01/01/2020	01/01/2020		541,823
1,000,000	Saint Clair County, IL School District No. 189 East Saint Louis	5.250	01/01/2021	01/01/2021		985,900
1,505,000	Yorkville, IL United City Special Services Area Special Tax	4.600	03/01/2025	08/20/2022	A	1,531,654

						296,020,660

Indiana—1.6%
40,000	De Kalb County, IN Redevel. Authority	6.000	07/15/2018	04/30/2016	A	40,187
3,500,000	Hammond, IN Local Public Improvement District	5.000	02/01/2024	02/01/2018	A	3,643,535
605,000	Hammond, IN Redevel. District (Marina Area)	6.000	01/15/2017	10/15/2016	B	610,209
500,000	IN Finance Authority (Butler University)	5.000	02/01/2022	02/01/2022		583,705

34          OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
Indiana (Continued)
$7,220,000	IN Finance Authority (Deaconess Health System)	6.000%[4]	03/01/2029	03/01/2021	C	$8,606,384
500,000	IN Finance Authority (Sisters of St. Francis Health)	5.250	11/01/2024	11/01/2018	A	553,555
10,675,000	IN Health Facility Financing Authority (Union Hospital)	5.250	09/01/2023	04/30/2016	A	10,717,593
1,840,000	IN Health Facility Financing Authority (Union Hospital)	5.125	09/01/2018	04/30/2016	A	1,847,342
20,000	IN Hsg. & Community Devel. Authority (Single Family Mtg.)	6.450	01/01/2040	01/01/2017	A	20,699
1,470,000	Indianapolis, IN Multifamily Hsg. (Berkley Common)	5.750	07/01/2030	04/22/2020	A	1,569,240
4,800,000	Lake County, IN Building Corp.	5.000	02/01/2024	11/23/2021	A	5,161,824

						33,354,273

Kansas—0.2%
525,000	Pittsburgh, KS Transportation Devel. District (N. Broadway- Pittsburgh Town Center)	4.800	04/01/2027	03/29/2023	B	512,510
2,075,000	Sedgwick & Shawnee Counties, KS Hsg. (Single Family Mtg.)[3]	5.875	06/01/2039	03/31/2024	A	2,171,628
1,845,000	Sedgwick & Shawnee Counties, KS Hsg. (Single Family Mtg.)[3]	5.800	12/01/2038	10/31/2020	A	1,902,036
40,000	Sedgwick & Shawnee Counties, KS Hsg. (Single Family Mtg.)	6.950	06/01/2029	12/01/2016	B	42,027

						4,628,201

Kentucky—0.4%
65,000	Kenton County, KY Airport (Cincinnati/Northern Kentucky)	4.875	03/01/2033	04/30/2016	A	65,089
15,000	Kenton County, KY Airport (Cincinnati/Northern Kentucky)	5.000	03/01/2023	04/30/2016	A	15,056
240,000	KY EDFA (Ashland Hospital)	6.000	02/01/2031	02/01/2018	A	251,489
485,000	KY EDFA (Ashland Hospital)	6.000	02/01/2033	02/01/2018	A	508,042
3,015,000	KY EDFA (Louisville Arena Authority)	5.750	12/01/2028	06/01/2018	A	3,241,125
3,815,000	KY EDFA (Owensboro Medical Health System)	6.000	06/01/2030	06/01/2020	A	4,366,916

						8,447,717

Louisiana—1.0%
70,000	Calcasieu Parish, LA Industrial Devel. Board (Citgo Petroleum Corp.)	6.000	07/01/2023	04/30/2016	A	70,119
1,750,000	Jefferson Parish, LA Hospital Service District No. 1 (West Jefferson Medical Center)	5.250	01/01/2028	01/01/2020	A	2,047,167
360,000	LA HFA (La Chateau)	7.250	09/01/2039	09/01/2019	A	384,898
2,740,000	LA HFA (La Chateau)	6.000	09/01/2020	12/13/2018	A	2,873,109
775,000	LA HFA (La Chateau)	6.000	09/01/2017	03/06/2017	B	794,817

35          OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
Louisiana (Continued)
$500,000	LA Public Facilities Authority (Black & Gold Facilities)	5.000%	07/01/2020	07/01/2016	A	$502,525
1,465,000	LA Public Facilities Authority (Black & Gold Facilities)	5.000	07/01/2019	07/01/2016	A	1,472,720
1,040,000	LA Public Facilities Authority (Black & Gold Facilities)	5.000	07/01/2016	07/01/2016		1,045,034
7,000,000	LA Tobacco Settlement Financing Corp. (TASC)	5.500	05/15/2029	05/15/2019	A	7,700,490
4,000,000	LA Tobacco Settlement Financing Corp. (TASC)	5.500	05/15/2030	05/15/2020	A	4,500,720
5,000	Opelousas, LA General Hospital Authority (Opelousas General Health System)	5.300	10/01/2018	04/30/2016	A	5,020

						21,396,619

Maine—0.0%
35,000	ME H&HEFA (Bridgton Hospital/ Franklin Memorial Hospital/GINNE Obligated Group)	5.250	07/01/2031	04/30/2016	A	35,104
40,000	ME H&HEFA, Series A	6.000	07/01/2024	04/30/2016	A	40,192

						75,296

Maryland—0.1%
110,000	Annapolis, MD Economic Devel. (St. John’s College)	5.500	10/01/2018	04/30/2016	A	110,484
780,000	MD Community Devel. Administration (Dept. of Hsg. & Community Devel.)[1]	5.750	09/01/2039	02/01/2017	A	790,366
65,000	MD H&HEFA (Johns Hopkins Hospital)	5.500	07/01/2026	04/30/2016	A	65,155

						966,005

Massachusetts—0.5%
540,000	MA Devel. Finance Agency (Avon Association)	5.000	04/01/2018	04/01/2018		572,481
3,220,000	MA Devel. Finance Agency (Boston Medical Center Corp.)	5.250	07/01/2024	07/01/2022	A	3,758,738
1,175,000	MA Devel. Finance Agency (Boston Medical Center Corp.)	5.250	07/01/2026	07/01/2022	A	1,349,499
1,660,000	MA Devel. Finance Agency (Plantation Apartments)	5.000	12/15/2024	04/30/2016	A	1,663,104
100,000	MA Educational Financing Authority, Series H	6.350	01/01/2030	07/01/2017	A	105,010
55,000	MA H&EFA (Boston Medical Center)	5.750	07/01/2031	07/01/2018	A	59,400
5,000	MA H&EFA (Boston Medical Center)	5.750	07/01/2031	07/01/2018	A	5,553
5,000	MA H&EFA (Harvard Pilgrim Health Care/Pilgrim Health Care Obligated Group)	5.000	07/01/2018	04/30/2016	A	5,020

36          OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
Massachusetts (Continued)
$1,705,000	MA HFA (Single Family Hsg.)	4.800%	12/01/2027	12/01/2016	A	$1,724,369

						9,243,174

Michigan—5.5%
5,000	Battle Creek, MI Tax Increment Finance Authority	5.000	05/01/2016	05/01/2016		5,014
237,925	Detroit, MI GO	5.375	04/01/2017	04/30/2016	A	238,422
1,923,550	Detroit, MI GO	5.000	04/01/2021	04/30/2016	A	1,923,819
15,500	Detroit, MI GO	5.000	04/01/2019	04/30/2016	A	15,533
38,750	Detroit, MI GO	5.000	04/01/2021	04/01/2018	A	40,450
310,000	Detroit, MI GO	5.000	04/01/2018	04/30/2016	A	310,707
200,000	Detroit, MI Water Supply System	5.750	07/01/2026	07/01/2018	A	219,620
855,000	Detroit, MI Water Supply System	5.500	07/01/2026	07/01/2018	A	934,156
400,000	Detroit, MI Water Supply System	5.000	07/01/2029	07/01/2016	A	402,392
580,000	Detroit, MI Water Supply System	5.000	07/01/2023	07/01/2016	A	584,541
1,935,000	Detroit, MI Water Supply System	5.000	07/01/2033	07/01/2016	A	1,946,088
270,000	Detroit, MI Water Supply System	5.750	07/01/2025	07/01/2018	A	296,806
3,255,000	Ecorse City, MI GO	5.800	11/01/2026	09/30/2020	A	3,524,286
84,500	MI Finance Authority (City of Detroit)	5.000	04/01/2019	04/30/2016	A	84,682
1,690,000	MI Finance Authority (City of Detroit)	5.000	04/01/2018	04/30/2016	A	1,693,853
10,486,450	MI Finance Authority (City of Detroit)	5.000	04/01/2021	04/30/2016	A	10,487,918
1,297,075	MI Finance Authority (City of Detroit)	5.375	04/01/2017	04/30/2016	A	1,299,786
211,250	MI Finance Authority (City of Detroit)	5.000	04/01/2021	04/01/2018	A	220,518
2,125,000	MI Finance Authority (City of Detroit)	5.000	04/01/2028	04/01/2018	A	2,204,220
7,250,000	MI Finance Authority (Local Government Loan Program)	5.000	11/01/2025	11/01/2019	A	8,047,862
6,895,000	MI Finance Authority (Local Government Loan Program)	5.000	11/01/2024	11/01/2019	A	7,674,135
8,010,000	MI Finance Authority (Local Government Loan Program)	5.000	11/01/2027	11/01/2019	A	8,862,104
7,620,000	MI Finance Authority (Local Government Loan Program)	5.000	11/01/2026	11/01/2019	A	8,458,581
10,010,000	MI Finance Authority (Local Government Loan Program)	5.000	11/01/2032	11/01/2019	A	11,072,461
8,855,000	MI Finance Authority (Local Government Loan Program)	5.000	11/01/2029	11/01/2019	A	9,813,288
3,560,000	MI Finance Authority (Local Government Loan Program)	5.000	11/01/2023	11/01/2019	A	3,962,280
1,150,000	MI Finance Authority (School District)	5.000	06/01/2020	06/01/2020		1,270,646
1,500,000	MI Finance Authority (School District)	5.000	06/01/2017	06/01/2017		1,555,995
1,820,000	MI Finance Authority (School District)	5.000	06/01/2019	06/01/2019		1,973,936

37          OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
Michigan (Continued)
$2,400,000	MI Finance Authority (School District)	5.000%	06/01/2018	06/01/2018		$2,549,928
20,000	MI Hospital Finance Authority (McLaren Health Care Corp.)	5.000	06/01/2025	06/01/2022	A	23,544
10,000	MI Hospital Finance Authority (St. John Hospital)	5.750	05/15/2016	04/30/2016	A	10,053
2,270,000	MI Hsg. Devel. Authority (Danbury Manor)	5.300 [4]	06/01/2035	05/01/2016	A	2,275,630
12,925,000	MI Hsg. Devel. Authority, Series A	5.150	10/01/2029	04/30/2016	A	12,991,952
50,000	MI Municipal Bond Authority	6.000	11/01/2023	04/30/2016	A	50,234
50,000	Negaunee, MI Sanitary Sewage Disposal System	4.800	01/01/2027	07/01/2016	A	50,467
6,250,000	Wayne County, MI Airport Authority (Detroit Metro Wayne Airport)	5.000	12/01/2024	12/01/2017	A	6,582,063
520,000	Wayne County, MI Building Authority	5.250	06/01/2016	04/30/2016	A	522,163
30,000	Wayne County, MI Downriver Sewer Disposal	5.125	11/01/2018	05/01/2016	A	30,071

						114,210,204

Minnesota—0.1%
335,000	St. Paul, MN Hsg. & Redevel. Authority (Upper Landing)	5.000	03/01/2018	03/01/2018		345,864
345,000	St. Paul, MN Hsg. & Redevel. Authority (Upper Landing)	5.000	09/01/2018	09/01/2018		359,000
160,000	St. Paul, MN Hsg. & Redevel. Authority (Upper Landing)	5.000	03/01/2017	03/01/2017		162,810
330,000	St. Paul, MN Hsg. & Redevel. Authority (Upper Landing)	5.000	09/01/2017	09/01/2017		338,893

						1,206,567

Mississippi—1.3%
880,000	Gulfport, MS Hospital Facility (Memorial Hospital at Gulfport)	5.750	07/01/2031	04/30/2016	A	883,097
215,000	Gulfport, MS Hospital Facility (Memorial Hospital at Gulfport)	5.500	07/01/2021	04/30/2016	A	215,802
200,000	Jackson, MS Hsg. Authority (Elton Park Apartments)	5.400	04/01/2039	04/30/2016	A	200,668
35,000	MS Business Finance Corp. (Mississippi Power Company)	5.150 [4]	09/01/2028	04/30/2016	A	35,072
16,600,000	MS Business Finance Corp. (System Energy Resources)	5.875	04/01/2022	04/30/2016	A	17,133,690
8,110,000	MS Hospital Equipment & Facilities Authority (MBHS/MBMC Obligated Group)	5.000	08/15/2026	08/15/2017	A	8,498,388
100,000	MS Small Business Enterprise	4.750	12/01/2017	06/01/2016	A	100,546

						27,067,263

Missouri—1.8%
30,000	Cape Girardeau County, MO IDA (Procter & Gamble Company)	5.300	05/15/2028	04/30/2016	A	30,069

38          OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
Missouri (Continued)
$200,000	Kansas City, MO Tax Increment (Briarcliff West)	5.150%	06/01/2016	06/01/2016		$200,822
560,000	Maplewood, MO Tax (Maplewood South Redevel.)	5.200	11/01/2022	04/30/2016	A	560,806
855,000	Meadows, MO Transportation Devel. District	5.400	05/01/2035	05/01/2018	A	886,293
205,000	MO Environmental Improvement & Energy Resources Authority	5.500	07/01/2019	04/30/2016	A	205,902
15,000	MO Environmental Improvement & Energy Resources Authority	5.450	01/01/2018	04/30/2016	A	15,052
195,000	MO H&EFA (Rockhurst University)	6.500	10/01/2035	10/01/2018	A	216,518
20,000,000	MO H&EFA (SLHS/SLHOKC Obligated Group)	5.500	11/15/2028	11/15/2018	A	22,262,800
5,000	MO Monarch-Chesterfield Levee District	5.750	03/01/2019	04/30/2016	A	5,022
3,080,000	Raytown, MO Annual Appropriation-Supported Tax (Raytown Live Redevel. Plan)	5.125	12/01/2031	06/01/2017	A	3,210,931
775,000	Richmond Heights, MO Tax Increment & Transportation Sales Tax	5.200	11/01/2021	05/01/2016	A	776,364
100,000	Springfield, MO Center City Devel. Corp. (Jordan Valley Park Exposition Center)	5.000	06/01/2027	04/30/2016	A	100,388
3,705,000	St. Louis, MO Airport (Lambert-St. Louis International Airport)	5.000	07/01/2024	07/01/2017	A	3,878,172
100,000	St. Louis, MO Airport (Lambert-St. Louis International Airport)	6.250	07/01/2029	07/01/2019	A	113,441
1,165,000	St. Louis, MO Airport (Lambert-St. Louis International Airport)	5.000	07/01/2021	07/01/2021		1,333,319
1,345,000	St. Louis, MO Airport (Lambert-St. Louis International Airport)	5.000	07/01/2024	07/01/2022	A	1,520,119
1,215,000	St. Louis, MO Airport (Lambert-St. Louis International Airport)	5.000	07/01/2026	07/01/2022	A	1,357,641
1,350,000	Strother, MO Interchange Transportation Devel. District (Lees Summit)	5.000	05/01/2024	05/01/2016	A	1,351,688

						38,025,347

Montana—0.0%
215,000	Crow, MT Finance Authority (Tribal)	5.700	10/01/2027	04/30/2016	A	215,651

Nebraska—0.0%
750,000	NE Central Plains Gas Energy	5.250	12/01/2018	12/01/2018		826,552

Nevada—1.5%
520,000	Clark County, NV Improvement District (Summerlin South Area)	5.000	02/01/2020	02/01/2020		554,133
870,000	Clark County, NV Improvement District (Summerlin South Area)	5.000	02/01/2021	02/01/2021		936,938

39          OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
Nevada (Continued)
$915,000	Clark County, NV Improvement District (Summerlin South Area)	5.000%	02/01/2019	02/01/2019		$962,241
790,000	Clark County, NV Improvement District (Summerlin South Area)	5.000	02/01/2017	02/01/2017		804,054
865,000	Clark County, NV Improvement District (Summerlin South Area)	5.000	02/01/2018	02/01/2018		896,858
755,000	Clark County, NV Passenger Facility	5.000	07/01/2023	07/01/2017	A	791,059
185,000	Las Vegas, NV Special Improvement District No. 607	5.000	06/01/2024	06/01/2024		203,293
405,000	Las Vegas, NV Special Improvement District No. 607	5.000	06/01/2023	06/01/2023		442,082
445,000	Las Vegas, NV Special Improvement District No. 607	5.000	06/01/2022	06/01/2022		483,297
5,440,000	North Las Vegas, NV GO	5.000	05/01/2028	05/01/2016	A	5,443,427
10,875,000	North Las Vegas, NV GO	5.000	05/01/2030	05/01/2016	A	10,877,610
1,350,000	North Las Vegas, NV GO	5.000	05/01/2027	05/01/2016	A	1,351,269
1,440,000	North Las Vegas, NV GO	5.000	05/01/2024	05/01/2016	A	1,441,569
1,000,000	North Las Vegas, NV GO	5.000	05/01/2025	05/01/2016	A	1,001,020
3,725,000	North Las Vegas, NV Wastewater Reclamation System	5.000	10/01/2026	10/01/2016	A	3,744,184
1,705,000	North Las Vegas, NV Wastewater Reclamation System	5.000	10/01/2023	10/01/2016	A	1,716,645
160,000	North Las Vegas, NV Wastewater Reclamation System	5.000	10/01/2022	10/01/2016	A	161,139
60,000	Reno, NV Redevel. Agency (Downtown Redevel.)	5.000	09/01/2017	04/30/2016	A	60,130

						31,870,948

New Hampshire—0.0%
5,000	NH HFA (Single Family Mtg.)	5.750	01/01/2037	01/01/2037		5,166

New Jersey—2.0%
5,000	Mount Holly, NJ Municipal Utilities Authority	4.750	12/01/2018	04/30/2016	A	5,018
4,670,000	NJ EDA (Motor Vehicle Surcharges)	5.250	07/01/2033	04/30/2016	A	4,718,568
595,000	NJ EDA (Motor Vehicle Surcharges)	5.250	07/01/2031	04/30/2016	A	601,188
70,000	NJ EDA (Municipal Rehabilitation)	4.625	04/01/2025	04/30/2016	A	70,233
990,000	NJ Educational Facilities Authority (Georgian Court University)	5.000	07/01/2027	07/01/2017	A	1,027,769
11,430,000	NJ Health Care Facilities Financing Authority (Trinitas Hospital/Marillac Corp. Obligated Group)	5.250	07/01/2023	05/24/2017	A	12,002,414
55,690,000	NJ Tobacco Settlement Financing Corp.	5.304 [6]	06/01/2041	06/01/2017	A	14,850,295
6,835,000	NJ Transportation Trust Fund Authority	5.000	06/15/2032	06/15/2022	A	7,245,442

						40,520,927

40          OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
New Mexico—0.0%
$125,000	NM Hospital Equipment Loan Council (PHSvcs/BCHCC/PHCF Obligated Group)	6.125%	08/01/2028	08/01/2018	A	$140,096
New York—5.4%
5,000	Monroe County, NY Airport Authority (Greater Rochester International Airport)	4.000	01/01/2017	04/30/2016	A	5,008
3,065,000	NY Counties Tobacco Trust II (TASC)	5.625	06/01/2035	04/30/2016	A	3,070,364
8,000,000	NY Counties Tobacco Trust III (TASC)	6.000	06/01/2043	04/30/2016	A	8,003,040
4,000,000	NY TSASC, Inc. (TFABs)	4.750	06/01/2022	06/01/2016	A	4,006,320
2,480,000	NYC IDA (American Airlines)	7.500	08/01/2016	08/01/2016		2,533,717
14,145,000	NYC IDA (American Airlines)	7.750	08/01/2031	08/01/2016	A	14,613,907
16,050,000	NYC IDA (American Airlines)	7.625	08/01/2025	08/01/2016	A	16,575,316
5,000,000	NYC IDA (American Airlines)	8.000	08/01/2028	08/01/2016	A	5,169,900
5,055,000	Port Authority NY/NJ (JFK International Air Terminal)	5.750	12/01/2025	04/30/2016	A	5,186,278
40,000,000	Port Authority NY/NJ (JFK International Air Terminal)	6.500	12/01/2028	04/30/2016	A	40,397,600
4,855,000	Port Authority NY/NJ (JFK International Air Terminal)	5.750	12/01/2022	04/30/2016	A	4,962,830
3,500,000	Port Authority NY/NJ, 178th Series	5.000	12/01/2025	12/01/2023	A	4,208,995
2,990,000	Suffolk County, NY IDA (New York Institute of Technology)	5.000	03/01/2026	04/30/2016	A	3,034,880

						111,768,155

North Carolina—0.4%
2,000,000	NC Capital Facilities Finance Agency (Meredith College)	6.000	06/01/2031	06/01/2018	A	2,141,400
720,000	NC Medical Care Commission (AHA1HC / AHA3HC / AHA4HC / AHACHC / AHEHC / AHA7HC Obligated Group)	5.500	10/01/2024	04/30/2016	A	721,893
1,000,000	NC Medical Care Commission (AHACHC)	5.800	10/01/2034	04/30/2016	A	1,002,660
1,620,000	NC Medical Care Commission (Catholic Health East)	5.250	11/15/2022	05/15/2017	A	1,699,510
1,970,000	NC Medical Care Commission (Catholic Health East)	5.250	11/15/2023	05/15/2017	A	2,065,328
325,000	NC Medical Care Commission (Scotland Memorial Hospital)	5.500	10/01/2019	04/30/2016	A	326,323

						7,957,114
North Dakota—0.0%
15,000	Ward County, ND Health Care Facilities (Trinity Hospital/Trinity Medical Center/Trinity Nursing Home Obligated Group)	6.250	07/01/2021	04/30/2016	A	15,067

41          OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
Ohio—5.8%
$40,910,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)	5.125%	06/01/2024	06/01/2024		$38,697,587
3,210,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)	5.375	06/01/2024	06/01/2024		3,061,762
995,000	Cleveland-Cuyahoga County, OH Port Authority (Fairmount Montessori Association)[1]	5.125	05/15/2025	04/30/2016	A	997,796
1,500,000	Cleveland-Cuyahoga County, OH Port Authority (Port Cleveland)	5.000	11/15/2026	11/15/2020	A	1,758,675
41,790,000	Cuyahoga County, OH Hospital Facilities (CSAHS-UHHS-Cuyahoga/ Canton Obligated Group)	7.500	01/01/2030	04/30/2016	A	41,867,729
3,060,000	Cuyahoga County, OH Multifamily (Vesta-Cleveland)	5.300	08/20/2034	04/30/2016	A	3,066,548
700,000	Dayton-Montgomery County, OH Port Authority (Dayton Regional Bond Fund-Maverick)	5.125	05/15/2022	04/09/2017	A	707,791
270,000	Grove City, OH Tax Increment Financing	5.125	12/01/2016	12/01/2016		276,680
5,850,000	Hamilton County, OH Health Care Facilities (Christ Hospital)	5.250	06/01/2025	06/01/2022	A	6,920,140
5,000	Lake County, OH Sewer District Improvements	5.850	12/01/2016	04/30/2016	A	5,023
1,500,000	Lorain County, OH Port Authority (Kendal at Oberlin)	5.000	11/15/2030	11/15/2023	A	1,676,445
150,000	Lucas County, OH GO	6.500	12/01/2016	04/30/2016	A	150,791
290,000	Lucas, OH Metropolitan Hsg. Authority	5.250	09/01/2025	09/01/2021	A	333,326
305,000	Lucas, OH Metropolitan Hsg. Authority	5.250	09/01/2026	09/01/2021	A	348,676
320,000	Lucas, OH Metropolitan Hsg. Authority	5.250	09/01/2027	09/01/2021	A	365,011
205,000	Lucas, OH Metropolitan Hsg. Authority	5.250	09/01/2022	09/01/2022		240,258
260,000	Lucas, OH Metropolitan Hsg. Authority	5.250	09/01/2023	09/01/2021	A	303,693
275,000	Lucas, OH Metropolitan Hsg. Authority	5.250	09/01/2024	09/01/2021	A	319,118
875,000	Miami County, OH Hospital Facility (Upper Valley Medical Center)	5.250	05/15/2026	05/15/2016	A	879,428
25,000	OH HFA	5.250	09/01/2030	04/30/2016	A	25,041
1,000,000	OH River South Authority (Lazarus Building Redevel)	5.750	12/01/2027	12/01/2017	A	1,057,060
2,080,000	Penta, OH Career Center COP	5.250	04/01/2025	04/01/2022	A	2,433,205
2,915,000	Penta, OH Career Center COP	5.250	04/01/2024	04/01/2022	A	3,427,865
1,300,000	Port of Greater Cincinnati, OH Devel. Authority (Public Parking Infrastructure)	6.300	02/15/2024	12/18/2020	B	1,260,935

42          OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
Ohio (Continued)
$1,950,000	Port of Greater Cincinnati, OH Devel. Authority (Public Parking Infrastructure)	6.400%	02/15/2034	02/27/2030	B	$1,852,403
3,480,000	Portage County, OH Port Authority (Northeast Ohio Medical University)	5.000	12/01/2026	06/01/2022	A	3,984,182
1,050,000	Ross County, OH Hospital (Adena Health System)	5.750	12/01/2035	12/01/2018	A	1,162,707
750,000	Ross County, OH Hospital (Adena Health System)	5.750	12/01/2028	12/01/2018	A	836,025
1,370,000	Summit County, OH Port Authority (University of Akron Student Hsg.)	5.250	01/01/2024	01/01/2021	A	1,586,926

						119,602,826

Oklahoma—0.0%
690,000	Oklahoma County, OK HFA (Single Family Mtg.)	6.600	10/01/2035	04/30/2016	A	698,701
Oregon—0.1%
1,000,000	Gilliam County, OR Solid Waste Disposal (WM/WMO/WMW/CWM/ WMDSC Obligated Group)	5.250	07/01/2029	05/01/2016	A	1,013,290
5,000	Klamath Falls, OR Airport	5.500	07/01/2016	04/30/2016	A	5,022
10,000	OR GO	5.375	08/01/2028	04/30/2016	A	10,022
20,000	OR GO (Alternate Energy)	5.000	07/01/2017	04/30/2016	A	20,080
15,000	OR GO (Alternate Energy)	5.400	07/01/2016	04/30/2016	A	15,066
5,000	OR GO (Elderly & Disabled Hsg.)	6.200	08/01/2020	04/30/2016	A	5,019
5,000	OR GO (Elderly & Disabled Hsg.)	5.800	08/01/2027	04/30/2016	A	5,013
25,000	OR GO (Elderly & Disabled Hsg.)	5.550	08/01/2016	04/30/2016	A	25,097
30,000	OR GO (Elderly & Disabled Hsg.)	5.650	08/01/2026	04/30/2016	A	30,077
5,000	OR GO (Elderly & Disabled Hsg.)	6.300	08/01/2026	04/30/2016	A	5,015
25,000	OR GO (Elderly & Disabled Hsg.)	6.000	08/01/2026	04/30/2016	A	25,071
5,000	OR GO (Elderly & Disabled Hsg.)	5.700	08/01/2016	04/30/2016	A	5,020
20,000	OR GO (Elderly & Disabled Hsg.)	5.600	08/01/2019	04/30/2016	A	20,069

						1,183,861

Other Territory—0.5%
2,554,726	Public Hsg. Capital Fund Multi- State Revenue Trust I	4.500	07/01/2022	07/01/2022		2,681,287
1,618,644	Public Hsg. Capital Fund Multi- State Revenue Trust II	4.500	07/01/2022	07/01/2022		1,687,064
6,667,686	Public Hsg. Capital Fund Multi- State Revenue Trust III	5.000	07/01/2022	07/01/2022		6,930,460

						11,298,811

Pennsylvania—2.0%
2,780,000	Allentown, PA Neighborhood Improvement Zone	5.000	05/01/2026	05/01/2022	A	3,128,973
5,335,000	Allentown, PA Neighborhood Improvement Zone	5.000	05/01/2025	05/01/2022	A	6,044,075

43          OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
Pennsylvania (Continued)
$250,000	Bucks County, PA IDA (School Lane Foundation)	4.600%	03/15/2017	03/15/2017		$253,085
225,000	Cumberland County, PA Municipal Authority (Diakon Lutheran Social Ministries)	6.250	01/01/2024	01/01/2019	A	253,550
1,000,000	Delaware Valley, PA Regional Financial Authority	5.700	07/01/2027	07/01/2027		1,277,620
2,985,000	Luzerne County, PA GO	6.750	11/01/2023	11/01/2019	A	3,465,287
15,645	Northampton County, PA IDA (Northampton Generating)[7]	5.000	12/31/2023	12/31/2023		6,787
350,140	Northampton County, PA IDA (Northampton Generating)[7]	5.000	12/31/2023	12/31/2023		152,370
875,000	PA HEFA (California University of Pennsylvania Student Assoc.)	6.750	09/01/2020	04/30/2016	A	877,546
40,000	PA HEFA (Temple University)	5.000	04/01/2024	04/01/2016	A	40,000
25,000	PA HEFA (University of the Arts)	5.500	03/15/2020	04/30/2016	A	25,078
1,970,000	PA HEFA (Ursinus College)	5.000	01/01/2027	01/01/2022	A	2,232,168
785,000	PA HEFA (Ursinus College)	5.000	01/01/2025	01/01/2022	A	898,974
16,465,000	PA HFA (Single Family Mtg.)	4.650	10/01/2031	10/01/2016	A	16,615,984
2,065,000	Philadelphia, PA Gas Works	5.000	10/01/2021	10/01/2017	A	2,196,768
2,745,000	Reading, PA GO	5.625	11/15/2020	02/27/2019	B	2,872,944

						40,341,209

Rhode Island—1.4%
15,000	Exeter West Greenwich, RI Regional School District	5.000	09/15/2017	04/30/2016	A	15,060
25,000	Providence, RI Public Building Authority (School & Public Facilities)	5.250	12/15/2018	04/30/2016	A	25,058
95,000	Providence, RI Public Building Authority, Series A	5.375	12/15/2021	04/30/2016	A	95,389
5,000	Providence, RI Public Building Authority, Series A	5.125	12/15/2017	04/30/2016	A	5,011
1,060,000	RI Clean Water Finance Agency (Triton Ocean)	5.800	09/01/2022	04/30/2016	A	1,062,067
5,000,000	RI Health & Educational Building Corp. (EPBH/RIH/TMH Obligated Group)	7.000	05/15/2039	05/15/2019	A	5,787,450
690,000	RI Health & Educational Building Corp. (Lifespan)	5.250	05/15/2026	04/30/2016	A	692,160
520,000	RI Health & Educational Building Corp. (Public Schools Financing Program)	6.000	05/15/2029	05/15/2019	A	572,926
4,075,000	RI Health & Educational Building Corp. (RIH/MHF/TMH/RIHF Obligated Group)	5.750	05/15/2023	04/30/2016	A	4,090,689
15,000,000	RI Health & Educational Building Corp. (RIH/TMH Obligated Group)	5.000	05/15/2026	05/15/2016	A	15,067,800
80,000	RI Hsg. & Mtg. Finance Corp. (Homeownership Opportunity)	6.500	04/01/2027	04/30/2016	A	80,746

44          OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
Rhode Island (Continued)
$610,000	RI Hsg. & Mtg. Finance Corp. (Homeownership Opportunity)	5.150%	04/01/2022	04/01/2017	A	$627,354

						28,121,710

South Carolina—0.1%
95,000	Greenville County, SC Airport (Donaldson Industrial Air Park)	6.125	10/01/2017	04/07/2017	B	96,004
210,000	Lee County, SC School Facilities, Series 2006	6.000	12/01/2019	12/01/2017	A	227,277
270,000	Lee County, SC School Facilities, Series 2006	6.000	12/01/2027	12/01/2017	A	290,244
720,000	SC Connector 2000 Assoc. Toll Road, Series B	5.702 [6]	01/01/2026	01/01/2026		329,378
1,735,000	SC Connector 2000 Assoc. Toll Road, Series B	5.604 [6]	01/01/2021	01/01/2021		1,188,423
20,000	SC Hsg. Finance & Devel. Authority	5.450	07/01/2029	07/01/2017	A	20,621

						2,151,947

South Dakota—0.0%
150,000	SD Hsg. Devel. Authority (Homeownership)	4.900	11/01/2025	04/30/2016	A	150,290
Tennessee—0.0%
190,000	Jackson, TN Hospital (Jackson- Madison County General Hospital)	5.500	04/01/2033	04/01/2018	A	204,470
510,000	Jackson, TN Hospital (Jackson- Madison County General Hospital)	5.500	04/01/2033	04/01/2018	A	557,629

						762,099

Texas—2.6%
150,000	Brazos River Authority, TX Pollution Control (TXU Energy Company)[5]	6.750	10/01/2038	10/01/2038		3,675
60,000	Collin County, TX HFC (Community College District Foundation)	5.250	06/01/2023	04/30/2016	A	60,008
6,955,000	Dallas-Fort Worth, TX International Airport	5.000	11/01/2029	11/01/2018	A	7,553,408
1,000,000	Dallas-Fort Worth, TX International Airport	5.000	11/01/2026	11/01/2022	A	1,174,610
1,200,000	Dallas-Fort Worth, TX International Airport	5.000	11/01/2027	11/01/2022	A	1,402,320
35,000	Del Rio, TX Airport	5.400	07/01/2019	04/30/2016	A	35,144
50,000	Eagle Pass, TX Waterworks & Sewer	5.050	12/01/2017	04/30/2016	A	50,198
7,455,000	El Paso, TX Downtown Devel. Corp. (Downtown Ballpark Venue)	7.000	08/15/2023	08/15/2017	A	8,022,996
5,000,000	El Paso, TX Downtown Devel. Corp. (Downtown Ballpark Venue)	7.000	08/15/2027	08/15/2017	A	5,348,250
25,000	Fort Bend County, TX Municipal Utility District No. 118	4.350	09/01/2016	04/30/2016	A	25,074
440,000	Gonzales, TX Healthcare System	5.500	08/15/2019	04/30/2016	A	441,668
340,000	Gulf Coast, TX IDA Solid Waste (Citgo Petroleum Corp.)	8.000	04/01/2028	04/30/2016	A	340,697

45          OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
Texas (Continued)
$4,660,000	Harris County, TX GO	5.000%	10/01/2029	10/01/2021	A	$5,483,608
12,210,000	Harris County, TX HFDC (St. Luke’s Episcopal Hospital)	6.750	02/15/2021	04/30/2016	A	13,354,321
530,000	Houston, TX Airport Special Facilities (Continental Airlines)	5.500	07/15/2017	04/30/2016	A	532,263
35,000	Houston, TX Airport System	5.000	07/01/2032	04/30/2016	A	35,108
720,000	Houston, TX Higher Education Finance Corp. (Cosmos Foundation)	5.875	05/15/2021	01/14/2019	B	811,188
620,000	Newark, TX Cultural Education Facilities Finance Corp. (A.W. Brown Fellowship Charter School)	6.000	08/15/2032	04/30/2016	A	634,043
55,000	North East TX Hospital Authority (Northeast Medical Center Hospital)	5.625	05/15/2022	04/30/2016	A	55,207
395,000	Permian Basin, TX HFC (Single Family Mtg.)	5.650	01/01/2038	07/01/2022	A	397,311
620,000	Sabine River, TX Authority Pollution Control (TXU Electric Company)[5]	6.450 [4]	06/01/2021	06/01/2021		15,184
4,030,000	Texas City, TX Industrial Devel. Corp. (ARCO Pipe Line Co.)	7.375	10/01/2020	10/01/2020		4,989,100
235,000	Trinity, TX River Authority (TXU Energy Company)[5]	6.250	05/01/2028	05/01/2028		5,755
1,260,000	TX Dept. of Hsg. & Community Affairs (Skyway Villas)	5.450	12/01/2022	04/30/2016	A	1,261,877
25,000	TX GO (Water Financial Assistance)	5.750	08/01/2031	04/30/2016	A	25,113
15,000	TX Lower Colorado River Authority	5.000	05/15/2031	04/30/2016	A	15,053
1,285,000	TX Multifamily Hsg. Revenue Bond Pass-Through Certificates (Skyway Villas)	5.950	11/01/2034	06/01/2016	A	1,288,855
50,000	Ysleta, TX Independent School District	5.375	11/15/2024	05/15/2016	A	50,310

						53,412,344

Vermont—0.4%
205,000	Burlington, VT COP	5.500	12/01/2016	05/17/2016	A	206,337
25,000	VT Educational & Health Buildings Financing Agency (CSAC / NWCSS / RMHS / WCMHS Obligated Group)	5.375	02/15/2023	08/15/2016	A	25,524
1,025,000	VT Educational & Health Buildings Financing Agency (St. Michaels College)	5.000	10/01/2022	10/01/2022		1,207,286
1,000,000	VT Educational & Health Buildings Financing Agency (St. Michaels College)	5.000	10/01/2023	10/01/2022	A	1,170,710
2,020,000	VT Educational & Health Buildings Financing Agency (St. Michaels College)	5.000	10/01/2021	10/01/2021		2,342,109
1,830,000	VT Educational & Health Buildings Financing Agency (St. Michaels College)	5.000	10/01/2019	10/01/2019		2,046,251

46          OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
Vermont (Continued)
$1,820,000	VT Educational & Health Buildings Financing Agency (St. Michaels College)	5.000%	10/01/2020	10/01/2020		$2,071,924

						9,070,141

Virginia—0.7%
6,425,000	Suffolk, VA Redevel. & Hsg. Authority (Henrico-Richmond)	5.000	08/01/2036	04/30/2016	A	6,472,031
6,400,000	VA Hsg. Devel. Authority, Series A1	5.000	10/01/2026	07/01/2017	A	6,591,424
772,000	Watkins Centre, VA Community Devel. Authority	5.400	03/01/2020	04/30/2016	A	773,544

						13,836,999

Washington—0.5%
925,000	Chelan County, WA Devel. Corp. (Alcoa)	5.850	12/01/2031	04/30/2016	A	929,236
175,000	Kelso County, WA Hsg. Authority (Chinook & Columbia Apartments)	5.600	03/01/2028	04/30/2016	A	175,058
10,000	King County, WA Hsg. Authority (Rural Preservation)	5.750	01/01/2028	07/01/2016	A	10,022
4,975,000	Seattle, WA Hsg. Authority (High Rise Rehab III)	5.150	11/01/2027	11/01/2017	A	5,253,351
40,000	Seattle, WA Hsg. Authority (Holly Park)	5.750	01/01/2020	07/01/2016	A	40,027
1,540,000	Skagit County, WA Public Hospital District No. 1 (Skagit Valley Hospital)	5.500	12/01/2030	04/30/2016	A	1,544,697
30,000	WA COP (Dept. of General Administration)	5.600	10/01/2016	04/30/2016	A	30,136
2,000,000	WA Health Care Facilities Authority (Virginia Mason Medical Center)	5.500	08/15/2042	08/15/2017	A	2,101,480

						10,084,007

Wisconsin—0.3%
150,000	WI H&EFA (Beloit College)	5.250	06/01/2025	06/01/2020	A	166,608
100,000	WI H&EFA (Prohealth Care/ Waukesha Memorial Hospital/ Prohealth Care Obligated Group)	6.375	02/15/2029	02/15/2019	A	115,550
200,000	WI H&EFA (Richland Hospital)	5.375	06/01/2028	04/30/2016	A	200,250
1,000,000	WI H&EFA (WFS/WFMG Obligated Group)	5.250	08/15/2026	08/15/2016	A	1,017,630
3,995,000	WI H&EFA (WFS/WFMG Obligated Group)	5.250	08/15/2031	08/15/2016	A	4,065,432
940,000	WI Hsg. & EDA, Series B	5.750	11/01/2025	05/01/2020	A	1,040,523

						6,605,993

Wyoming—1.8%
37,780,000	Sweetwater County, WY Solid Waste (FMC Corp.)	5.600	12/01/2035	04/30/2016	A	37,917,519

47          OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
U.S. Possessions—19.7%
$1,000,000	Puerto Rico Aqueduct & Sewer Authority	5.000%	07/01/2025	07/01/2018	A	$1,020,840
8,645,000	Puerto Rico Children’s Trust Fund (TASC)	5.375	05/15/2033	04/30/2016	A	8,800,091
120,000	Puerto Rico Children’s Trust Fund (TASC)	5.625	05/15/2043	04/30/2016	A	120,310
6,015,000	Puerto Rico Children’s Trust Fund (TASC)	5.500	05/15/2039	04/30/2016	A	6,041,406
105,000	Puerto Rico Commonwealth GO	5.250	07/01/2017	07/01/2017		65,632
300,000	Puerto Rico Commonwealth GO	5.250	07/01/2017	07/01/2016	A	302,421
4,860,000	Puerto Rico Commonwealth GO	5.500	07/01/2017	07/01/2017		3,043,478
3,000,000	Puerto Rico Commonwealth GO	5.250	07/01/2025	07/01/2025		1,808,070
4,245,000	Puerto Rico Commonwealth GO8	1.171	07/01/2019	07/01/2019		4,187,692
4,160,000	Puerto Rico Commonwealth GO8	1.191	07/01/2020	07/01/2020		4,045,683
8,500,000	Puerto Rico Commonwealth GO	5.250	07/01/2024	07/01/2024		5,139,355
125,000	Puerto Rico Commonwealth GO	5.000	07/01/2017	07/01/2017		128,641
300,000	Puerto Rico Commonwealth GO	6.000	07/01/2033	07/01/2016	A	301,881
515,000	Puerto Rico Commonwealth GO	5.250	07/01/2024	07/01/2021	A	544,005
22,765,000	Puerto Rico Commonwealth GO	6.000	07/01/2029	07/01/2029		13,810,843
1,125,000	Puerto Rico Commonwealth GO	6.000	07/01/2027	07/01/2018	A	1,148,321
100,000	Puerto Rico Commonwealth GO	5.000	07/01/2023	07/01/2017	A	101,259
100,000	Puerto Rico Commonwealth GO	5.000	07/01/2016	07/01/2016		100,950
15,580,000	Puerto Rico Commonwealth GO	5.125	07/01/2024	07/01/2024		9,400,972
90,000	Puerto Rico Commonwealth GO	7.500 [6]	07/01/2019	07/01/2019		75,939
3,355,000	Puerto Rico Commonwealth GO	5.500	07/01/2017	07/01/2017		2,748,819
4,920,000	Puerto Rico Commonwealth GO	5.500	07/01/2016	07/01/2016		4,972,841
110,000	Puerto Rico Commonwealth GO	7.125 [6]	07/01/2017	07/01/2017		104,133
2,890,000	Puerto Rico Commonwealth GO	5.500	07/01/2018	07/01/2018		2,991,005
370,000	Puerto Rico Commonwealth GO	6.000	07/01/2016	07/01/2016		373,260
45,000	Puerto Rico Commonwealth GO	5.250	07/01/2017	07/01/2017		46,448
195,000	Puerto Rico Commonwealth GO	5.250	07/01/2016	07/01/2016		196,973
15,250,000	Puerto Rico Commonwealth GO	5.500	07/01/2026	07/01/2026		9,170,587
25,000	Puerto Rico Commonwealth GO	5.000	07/01/2016	04/30/2016	A	25,079
13,000,000	Puerto Rico Commonwealth GO8	1.151	07/01/2018	07/01/2018		12,901,330
655,000	Puerto Rico Commonwealth GO	5.250	07/01/2021	04/30/2016	A	655,341
6,510,000	Puerto Rico Commonwealth GO	5.500	07/01/2018	07/01/2018		6,843,963
1,005,000	Puerto Rico Commonwealth GO	5.500	07/01/2017	07/01/2017		1,040,406
2,160,000	Puerto Rico Commonwealth GO	5.500	07/01/2027	07/01/2027		1,297,814
140,000	Puerto Rico Commonwealth GO	5.500	07/01/2026	07/01/2026		84,189
50,000	Puerto Rico Electric Power Authority	5.000	07/01/2016	07/01/2016		50,301
5,685,000	Puerto Rico Electric Power Authority, Series AAA[9]	5.250	07/01/2028	07/01/2028		3,523,392
4,295,000	Puerto Rico Electric Power Authority, Series CCC[9]	5.250	07/01/2028	07/01/2028		2,661,912
56,565,000	Puerto Rico Electric Power Authority, Series CCC[9]	5.250	07/01/2026	11/30/2025	B	35,100,279
40,000	Puerto Rico Electric Power Authority, Series DDD	5.000	07/01/2023	07/01/2020	A	41,471

48          OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
U.S. Possessions (Continued)
$75,000	Puerto Rico Electric Power Authority, Series LL	5.500%	07/01/2018	07/01/2018		$78,557
5,770,000	Puerto Rico Electric Power Authority, Series LL	5.500	07/01/2017	07/01/2017		5,962,256
1,000,000	Puerto Rico Electric Power Authority, Series PP	5.000	07/01/2023	06/30/2016	A	999,950
100,000	Puerto Rico Electric Power Authority, Series RR	5.000	07/01/2025	07/01/2025		81,940
550,000	Puerto Rico Electric Power Authority, Series RR	5.000	07/01/2022	04/30/2016	A	557,497
3,735,000	Puerto Rico Electric Power Authority, Series RR	5.000	07/01/2021	04/30/2016	A	3,785,908
6,500,000	Puerto Rico Electric Power Authority, Series SS	5.000	07/01/2022	04/30/2016	A	6,588,595
1,000,000	Puerto Rico Electric Power Authority, Series SS	5.000	07/01/2023	04/30/2016	A	1,013,630
2,000,000	Puerto Rico Electric Power Authority, Series SS	5.000	07/01/2021	04/30/2016	A	2,027,260
300,000	Puerto Rico Electric Power Authority, Series SS	5.000	07/01/2017	04/30/2016	A	304,089
790,000	Puerto Rico Electric Power Authority, Series SS	5.000	07/01/2020	04/30/2016	A	798,121
1,380,000	Puerto Rico Electric Power Authority, Series TT9	5.000	07/01/2017	07/01/2017		874,851
5,560,000	Puerto Rico Electric Power Authority, Series TT9	5.000	07/01/2025	07/01/2025		3,454,206
740,000	Puerto Rico Electric Power Authority, Series UU	4.000	07/01/2018	07/01/2018		751,226
550,000	Puerto Rico Electric Power Authority, Series UU	4.500	07/01/2018	07/01/2018		564,256
1,385,000	Puerto Rico Electric Power Authority, Series UU	5.000	07/01/2016	07/01/2016		1,395,083
1,705,000	Puerto Rico Electric Power Authority, Series VV	5.250	07/01/2025	07/01/2025		1,753,934
5,000,000	Puerto Rico Electric Power Authority, Series WW9	5.000	07/01/2028	07/13/2027	B	3,098,350
250,000	Puerto Rico Electric Power Authority, Series XX9	5.250	07/01/2027	07/01/2027		155,015
5,000,000	Puerto Rico Electric Power Authority, Series ZZ9	5.250	07/01/2018	07/01/2018		3,144,200
6,280,000	Puerto Rico Electric Power Authority, Series ZZ9	5.000	07/01/2017	07/01/2017		3,981,206
1,060,000	Puerto Rico Electric Power Authority, Series ZZ9	5.250	07/01/2026	07/01/2026		657,762
1,180,000	Puerto Rico Electric Power Authority, Series ZZ9	5.250	07/01/2025	07/01/2025		732,863
790,000	Puerto Rico Highway & Transportation Authority	5.500	07/01/2019	07/01/2019		809,861

49          OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
U.S. Possessions (Continued)
$25,000	Puerto Rico Highway & Transportation Authority	5.500%	07/01/2017	07/01/2017		$25,736
2,000,000	Puerto Rico Highway & Transportation Authority	5.250	07/01/2018	07/01/2018		2,088,000
1,010,000	Puerto Rico Highway & Transportation Authority	5.250	07/01/2018	07/01/2018		1,054,440
230,000	Puerto Rico Highway & Transportation Authority	5.250	07/01/2022	07/01/2022		239,862
170,000	Puerto Rico Highway & Transportation Authority	5.000	07/01/2018	04/30/2016	A	170,087
530,000	Puerto Rico Highway & Transportation Authority	5.750	07/01/2021	07/01/2021		260,945
11,150,000	Puerto Rico Highway & Transportation Authority	5.500	07/01/2018	07/01/2018		11,700,587
840,000	Puerto Rico Highway & Transportation Authority	5.000	07/01/2018	07/01/2016	A	841,310
530,000	Puerto Rico Highway & Transportation Authority	5.500	07/01/2023	07/01/2023		560,592
105,000	Puerto Rico Highway & Transportation Authority	5.500	07/01/2020	07/01/2020		110,026
675,000	Puerto Rico Highway & Transportation Authority, Series G	5.250	07/01/2019	07/01/2019		335,374
1,045,000	Puerto Rico Highway & Transportation Authority, Series N	5.500	07/01/2021	07/01/2021		209,000
20,140,000	Puerto Rico Highway & Transportation Authority, Series Y	6.250	07/01/2021	07/15/2020	B	21,814,037
410,000	Puerto Rico Industrial Devel. Company, Series B	5.375	07/01/2016	07/01/2016		316,725
155,000	Puerto Rico Industrial Devel. Company, Series B	5.375	07/01/2016	04/30/2016	A	155,553
3,115,000	Puerto Rico Infrastructure[7]	5.500	07/01/2021	07/01/2021		1,401,750
8,440,000	Puerto Rico Infrastructure[7]	5.500	07/01/2020	07/01/2020		3,798,000
8,090,000	Puerto Rico Infrastructure	6.000	12/15/2026	12/15/2026		2,766,618
4,670,000	Puerto Rico Infrastructure[7]	5.500	07/01/2022	07/01/2022		2,101,500
2,735,000	Puerto Rico Infrastructure (Mepsi Campus)	6.250	10/01/2024	03/02/2021	B	1,372,806
3,500,000	Puerto Rico Infrastructure Financing Authority	5.250	12/15/2026	12/15/2026		1,175,825
100,000	Puerto Rico Infrastructure Financing Authority	5.500	07/01/2016	07/01/2016		100,684
3,310,000	Puerto Rico ITEMECF (Cogeneration Facilities)	6.625	06/01/2026	10/17/2024	B	3,180,447
2,095,000	Puerto Rico ITEMECF (Hospital Auxilio Mutuo)	6.250	07/01/2026	07/01/2016	A	2,104,113
450,000	Puerto Rico ITEMECF (International American University)	5.000	10/01/2021	10/01/2021		449,465
485,000	Puerto Rico Municipal Finance Agency, Series A	5.250	08/01/2016	04/30/2016	A	486,707

50          OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
U.S. Possessions (Continued)
$2,000,000	Puerto Rico Municipal Finance Agency, Series A	5.250%	08/01/2019	04/30/2016	A	$2,006,940
145,000	Puerto Rico Municipal Finance Agency, Series A	5.250	08/01/2020	04/30/2016	A	145,505
3,975,000	Puerto Rico Municipal Finance Agency, Series A	5.250	08/01/2017	04/30/2016	A	3,988,952
130,000	Puerto Rico Municipal Finance Agency, Series A	5.000	08/01/2027	04/30/2016	A	130,065
265,000	Puerto Rico Municipal Finance Agency, Series A	5.250	08/01/2021	04/30/2016	A	265,920
50,000	Puerto Rico Municipal Finance Agency, Series A	5.000	08/01/2022	04/30/2016	A	50,163
305,000	Puerto Rico Municipal Finance Agency, Series A	5.000	08/01/2030	04/30/2016	A	305,012
20,000	Puerto Rico Municipal Finance Agency, Series A	5.500	07/01/2017	04/30/2016	A	20,074
50,000	Puerto Rico Municipal Finance Agency, Series A	5.000	08/01/2016	04/30/2016	A	50,166
50,000	Puerto Rico Municipal Finance Agency, Series A	5.000	08/01/2018	04/30/2016	A	50,164
50,000	Puerto Rico Municipal Finance Agency, Series A	5.000	08/01/2020	04/30/2016	A	50,164
30,000	Puerto Rico Municipal Finance Agency, Series B	5.250	07/01/2021	07/01/2021		31,101
40,000	Puerto Rico Municipal Finance Agency, Series C	5.250	08/01/2022	08/01/2022		41,686
450,000	Puerto Rico Municipal Finance Agency, Series C	5.250	08/01/2017	08/01/2017		463,761
7,325,000	Puerto Rico Municipal Finance Agency, Series C	5.250	08/01/2018	08/01/2018		7,634,701
395,000	Puerto Rico Municipal Finance Agency, Series C	5.250	08/01/2019	08/01/2019		410,642
760,000	Puerto Rico Public Buildings Authority	5.250	07/01/2027	10/17/2026	B	415,294
2,155,000	Puerto Rico Public Buildings Authority	6.250	07/01/2023	07/01/2023		1,327,006
300,000	Puerto Rico Public Buildings Authority	5.500	07/01/2016	07/01/2016		257,655
135,000	Puerto Rico Public Buildings Authority	5.500	07/01/2023	07/01/2023		74,871
5,345,000	Puerto Rico Public Buildings Authority	6.250	07/01/2022	07/01/2022		3,290,863
50,000	Puerto Rico Public Buildings Authority	5.250	07/01/2025	07/01/2025		52,785
4,550,000	Puerto Rico Public Buildings Authority	5.750	07/01/2016	07/01/2016		2,866,500
735,000	Puerto Rico Public Buildings Authority	6.250	07/01/2021	07/01/2021		452,481

51          OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
U.S. Possessions (Continued)
$3,590,000	Puerto Rico Public Buildings Authority	6.000%	07/01/2027	07/01/2018	A	$3,664,421
4,990,000	Puerto Rico Public Buildings Authority	5.750	07/01/2022	07/01/2022		2,783,672
190,000	Puerto Rico Public Buildings Authority	5.500 [4]	07/01/2035	07/01/2017	C	195,882
3,300,000	Puerto Rico Public Buildings Authority	7.000	07/01/2021	07/01/2021		2,047,980
2,905,000	Puerto Rico Public Buildings Authority	6.250	07/01/2026	07/01/2026		1,745,847
13,200,000	Puerto Rico Public Buildings Authority	7.000	07/01/2025	04/13/2025	B	8,196,012
500,000	Puerto Rico Public Buildings Authority	6.125	07/01/2023	07/01/2023		305,390
37,400,000	Puerto Rico Public Finance Corp., Series A5	6.500	08/01/2028	12/12/2027	B	4,441,250
6,495,000	Puerto Rico Public Finance Corp., Series B5	6.000	08/01/2026	08/01/2026		771,281
54,770,000	Puerto Rico Public Finance Corp., Series B5	5.500	08/01/2031	07/17/2029	B	6,503,938
10,675,000	Puerto Rico Public Finance Corp., Series B5	6.000	08/01/2024	08/01/2024		1,267,656
17,475,000	Puerto Rico Public Finance Corp., Series B5	6.000	08/01/2025	08/01/2025		2,075,156
5,320,000	Puerto Rico Sales Tax Financing Corp., Series A	5.500	08/01/2042	03/21/2042	B	2,192,425
11,355,000	Puerto Rico Sales Tax Financing Corp., Series A	5.000	08/01/2018	08/01/2018		5,311,528
1,175,000	Puerto Rico Sales Tax Financing Corp., Series A	4.375	08/01/2020	08/01/2020		511,795
11,000,000	Puerto Rico Sales Tax Financing Corp., Series A	5.625	08/01/2030	08/01/2030		4,548,830
2,980,000	Puerto Rico Sales Tax Financing Corp., Series A	5.500	08/01/2028	08/01/2028		1,230,382
24,135,000	Puerto Rico Sales Tax Financing Corp., Series A	6.125	08/01/2029	08/01/2029		10,295,991
11,580,000	Puerto Rico Sales Tax Financing Corp., Series A	5.250	08/01/2019	08/01/2019		5,288,586
23,630,000	Puerto Rico Sales Tax Financing Corp., Series A	5.375	08/01/2020	08/01/2020		10,575,843
16,000,000	Puerto Rico Sales Tax Financing Corp., Series A	5.500	08/01/2022	08/01/2022		7,027,840
10,550,000	Puerto Rico Sales Tax Financing Corp., Series A	5.500	08/01/2023	08/01/2023		4,569,627
1,000,000	Puerto Rico Sales Tax Financing Corp., Series A	4.625	08/01/2019	08/01/2019		448,920
12,900,000	Puerto Rico Sales Tax Financing Corp., Series A	5.500	08/01/2021	08/01/2021		5,718,183

52          OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
U.S. Possessions (Continued)
$22,825,000	Puerto Rico Sales Tax Financing Corp., Series A	5.000%	08/01/2024	08/01/2024		$ 9,587,185
9,000,000	Puerto Rico Sales Tax Financing Corp., Series A	6.500	08/01/2044	01/31/2044	B	3,804,840
13,510,000	Puerto Rico Sales Tax Financing Corp., Series A	5.750	08/01/2037	01/31/2037	B	5,601,786
1,000,000	Puerto Rico Sales Tax Financing Corp., Series C	5.000	08/01/2022	08/01/2022		645,840
35,000,000	Puerto Rico Sales Tax Financing Corp., Series C	6.500	08/01/2035	08/01/2035		14,933,450
10,865,000	Puerto Rico Sales Tax Financing Corp., Series C	6.000	08/01/2042	08/01/2041	B	4,607,955
5,000,000	University of Puerto Rico	5.000	06/01/2025	06/01/2025		2,024,450
1,000,000	University of Puerto Rico	5.000	06/01/2020	06/01/2020		423,970
2,535,000	University of Puerto Rico, Series P	5.000	06/01/2023	06/01/2023		1,041,150
1,790,000	University of Puerto Rico, Series Q	5.000	06/01/2022	06/01/2022		741,131

						406,920,800

Total Municipal Bonds and Notes (Cost $2,320,843,329)						2,052,436,169

Shares
Common Stock—0.0%
6,757	Resolute Forest Products[10,11] (Cost $80,903)					37,231
Total Investments, at Value (Cost $2,320,924,232)—99.2%						2,052,473,400
Net Other Assets (Liabilities)—0.8						17,357,772

Net Assets—100.0%						$ 2,069,831,172

Footnotes to Statement of Investments

*Call Date, Put Date or Average Life of Sinking Fund, if applicable, as detailed.

  A. Option call date; corresponds to the most conservative yield calculation.

  B. Average life due to mandatory, or expected, sinking fund principal payments prior to maturity.

  C. Date of mandatory put.

1. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after period end. See Note 4 of the accompanying Notes.

2. Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

3. Security represents the underlying municipal bond with respect to an inverse floating rate security held by the Fund. The bond was purchased by the Fund and subsequently transferred to a trust, which issued the related inverse floating rate security. See Note 4 of the accompanying Notes.

4. Represents the current interest rate for a variable or increasing rate security.

5. This security is not accruing income because the issuer has missed an interest payment on it and/or is not anticipated to make future interest and/or principal payments. The rate shown is the contractual interest rate. See Note 4 of the accompanying Notes.

6. Zero coupon bond reflects effective yield on the date of purchase.

7. This security is accruing partial income at an anticipated effective rate based on expected interest and/or principal payments. The rate shown is the contractual interest rate.

8. Denotes an inflation-indexed security: coupon or principal are indexed to a consumer price index.

9. Subject to a forbearance agreement. Rate shown is the contractual interest rate. See Note 4 of the accompanying Notes.

53          OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Footnotes to Statement of Investments (Continued)

10.	Non-income producing security.
11.	Received as a result of a corporate action.

To simplify the listings of securities, abbreviations are used per the table below:

AHA1HC	ARC/HDS Alamance #1 Hsg. Corp.
AHA3HC	ARC/HDS Alamance #3 Hsg. Corp.
AHA4HC	ARC/HDS Alamance #4 Hsg. Corp
AHA7HC	ARC/HDS Alamance #7 Hsg. Corp.
AHACHC	ARC/HDS Alamance Country Housing Corp.
AHEHC	ARC/HDS Elon Housing Corp.
BCHCC	Bernalillo County Health Care Corp.
CHCW	Catholic Healthcare West
CHFTEH	Catholic Housing for the Elderly & Handicapped
CHS	Catholic Health Services
COP	Certificates of Participation
CSAC	Counseling Services Addison County
CSAHS	The Sisters of Charity of St. Augustine Health System
CWM	Chemical Waste Management
DRIVERS	Derivative Inverse Tax Exempt Receipts
EDA	Economic Devel. Authority
EDC	Economic Devel. Corp.
EDFA	Economic Devel. Finance Authority
EPBH	Emma Pendleton Bradley Hospital
GINNE	Goodwill Industries of Northern New England
GO	General Obligation
H&EFA	Health and Educational Facilities Authority
H&HEFA	Hospitals and Higher Education Facilities Authority
HEFA	Higher Education Facilities Authority
HEFFA	Higher Educational Facilities Finance Authority
HFA	Housing Finance Agency
HFC	Housing Finance Corp.
HFDC	Health Facilities Devel. Corp.
HSC	Hospital for Special Care
IDA	Industrial Devel. Agency
ITEMECF	Industrial, Tourist, Educational, Medical and Environmental Community Facilities
JFK	John Fitzgerald Kennedy
MBHS	Mississippi Baptist Health Systems
MBMC	Mississippi Baptist Medical Center
MGCO	Middle Georgia College
MHF	Miriam Hospital Foundation
NWCDSC	Northwest Community Day Surgery Center
NWCH	Northwest Community Hospital
NWCHC	Northwest Community Healthcare
NWCSS	Northwestern Counseling & Support Services
NY/NJ	New York/New Jersey
NYC	New York City
PHCF	Presbyterian Healthcare Foundation
PHlth	Presence Health
PHN	Presence Health Network
PHP	Presence PRV Health

54          OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

To simplify the listings of securities, abbreviations are used per the table below: (Continued)

PHSvcs	Presbyterian Healthcare Services
PLC	Presence Life Connections
PPH	Presence PRV Health
PRC	Presence RHC Corporation
PRMC	Presence Resurrection Medical Center
PSFH	Presence Saint Francis Hospital
PSJHC	Presence Saint Francis Hospital-Chicago
PSM&EMC	Presence Saints Mary and Elizabeth Medical Center
RCF	Rush-Copley Foundation
RCMC	Rush-Copley Medical Center
Res Rec	Resource Recovery Facility
RIH	Rhode Island Hospital
RIHF	Rhode Island Hospital Foundation
RMHS	Rutland Mental Health Services
RUMC	Rush University Medical Center
SANC	St. Anne’s Nursing Center
SJR	St. Joseph Residence
SJRNC	St. John’s Rehabilitation and Nursing Center
SLHOKC	St. Luke’s Hospital of Kansas City
SLHS	St. Luke’s Health System
TASC	Tobacco Settlement Asset-Backed Bonds
TFABs	Tobacco Flexible Amortization Bonds
TMH	The Miriam Hospital
UHHS	University Hospitals Health System
VMNRC	Villa Marina Nursing & Rehabilitation Center
VOA	Volunteers of America
WCMHS	Washington County Mental Health Services
WFMG	Wheaton Franciscan Medical Group
WFS	Wheaton Franciscan Services
WM	Waste Management
WMDSC	Waste Management Disposal Services of Colorado
WMO	Waste Management of Oregon
WMW	Waste Management of Washington

See accompanying Notes to Financial Statements.

55          OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

STATEMENT OF ASSETS AND LIABILITIES March 31, 2016 Unaudited

Assets
Investments, at value (cost $2,320,924,232)—see accompanying statement of investments	$ 2,052,473,400

Cash	29,308,512

Receivables and other assets:
Interest	34,639,909
Investments sold (including $9,592,177 sold on a when-issued or delayed delivery basis)	9,727,177
Shares of beneficial interest sold	1,535,940
Other	2,579,917

Total assets	2,130,264,855

Liabilities
Payables and other liabilities:
Payable for short-term floating rate notes issued (See Note 4)	43,785,000
Investments purchased	10,984,356
Shares of beneficial interest redeemed	3,298,451
Dividends	1,675,495
Distribution and service plan fees	387,428
Trustees’ compensation	108,388
Shareholder communications	28,749
Interest expense on borrowings	2,134
Other	163,682

Total liabilities	60,433,683

Net Assets	$ 2,069,831,172

Composition of Net Assets
Par value of shares of beneficial interest	$ 460,468

Additional paid-in capital	2,477,735,556

Accumulated net investment income	15,628,421

Accumulated net realized loss on investments	(155,542,441)

Net unrealized depreciation on investments	(268,450,832)

Net Assets	$ 2,069,831,172

56          OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

Net Asset Value Per Share
Class A Shares:

Net asset value and redemption price per share (based on net assets of $1,162,598,984 and 258,232,662 shares of beneficial interest outstanding)	$4.50
Maximum offering price per share (net asset value plus sales charge of 2.25% of offering price)	$4.60

Class B Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $12,279,613 and 2,731,149 shares of beneficial interest outstanding)	$4.50

Class C Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $640,329,991 and 142,935,803 shares of beneficial interest outstanding)	$4.48

Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $254,622,584 and 56,568,764 shares of beneficial interest outstanding)	$4.50

See accompanying Notes to Financial Statements.

57          OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

STATEMENT OF OPERATIONS For the Six Months Ended March 31, 2016 Unaudited

Investment Income
Interest	$ 61,044,526

Expenses
Management fees	4,520,604

Distribution and service plan fees:
Class A	1,529,391
Class B	69,582
Class C	3,353,793

Transfer and shareholder servicing agent fees:
Class A	618,859
Class B	6,958
Class C	335,427
Class Y	139,220

Shareholder communications:
Class A	13,620
Class B	214
Class C	10,068
Class Y	3,336

Borrowing fees	1,517,420

Interest expense and fees on short-term floating rate notes issued (See Note 4)	198,101

Trustees’ compensation	18,078

Interest expense on borrowings	11,498

Custodian fees and expenses	6,368

Other	418,607

Total expenses	12,771,144

Net Investment Income	48,273,382

Realized and Unrealized Gain (Loss)
Net realized loss on investments	(10,614,237)

Net change in unrealized appreciation/depreciation on investments	(658,154)

Net Increase in Net Assets Resulting from Operations	$ 37,000,991

See accompanying Notes to Financial Statements.

58          OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended March 31, 2016 (Unaudited)	Year Ended September 30, 2015

Operations
Net investment income	$ 48,273,382	$ 110,630,669

Net realized gain (loss)	(10,614,237)	6,654,638

Net change in unrealized appreciation/depreciation	(658,154)	(165,623,916)

Net increase (decrease) in net assets resulting from operations	37,000,991	(48,338,609)

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(24,729,110)	(68,790,162)
Class B	(225,418)	(713,579)
Class C	(10,960,557)	(28,428,582)
Class Y	(5,888,696)	(21,417,644)

	(41,803,781)	(119,349,967)

Beneficial Interest Transactions
Net decrease in net assets resulting from beneficial interest transactions:
Class A	(156,277,582)	(448,914,268)
Class B	(3,438,305)	(8,454,410)
Class C	(65,376,227)	(168,115,626)
Class Y	(59,654,707)	(255,461,014)

	(284,746,821)	(880,945,318)

Net Assets
Total decrease	(289,549,611)	(1,048,633,894)

Beginning of period	2,359,380,783	3,408,014,677

End of period (including accumulated net investment income of $15,628,421 and $9,158,820, respectively)	$ 2,069,831,172	$ 2,359,380,783

See accompanying Notes to Financial Statements.

59          OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

FINANCIAL HIGHLIGHTS

Class A	Six Months Ended March 31, 2016 (Unaudited)	Year Ended September 30, 2015[1]	Year Ended September 30, 2014[1]	Year Ended September 30, 2013[1]	Year Ended September 28, 2012[1,2]	Year Ended September 30, 2011[1]

Per Share Operating Data
Net asset value, beginning of period	$4.51	$4.78	$4.71	$5.04	$4.84	$4.89

Income (loss) from investment operations:
Net investment income[3]	0.10	0.18	0.20	0.18	0.21	0.24
Net realized and unrealized gain (loss)	(0.02)	(0.26)	0.06	(0.33)	0.22	(0.05)

Total from investment operations	0.08	(0.08)	0.26	(0.15)	0.43	0.19

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.09)	(0.19)	(0.19)	(0.18)	(0.23)	(0.24)

Net asset value, end of period	$4.50	$4.51	$4.78	$4.71	$5.04	$4.84

Total Return, at Net Asset Value[4]	1.80%	(1.63)%	5.58%	(3.16)%	9.08%	3.99%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,162,599	$1,321,554	$1,865,368	$2,781,456	$3,281,705	$2,388,951

Average net assets (in thousands)	$1,236,592	$1,681,042	$2,282,451	$3,373,420	$2,776,061	$2,222,345

Ratios to average net assets:[5]
Net investment income	4.59%	3.80%	4.24%	3.68%	4.25%	4.94%
Expenses excluding specific expenses listed below	0.80%	0.77%	0.76%	0.73%	0.72%	0.73%
Interest and fees from borrowings	0.14%	0.14%	0.07%	0.03%	0.04%	0.07%
Interest and fees on short-term floating rate notes issued[6]	0.02%	0.01%	0.01%	0.01%	0.02%	0.04%

Total expenses	0.96%	0.92%	0.84%	0.77%	0.78%	0.84%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.96%	0.92%	0.84%	0.77%	0.78%	0.84%

Portfolio turnover rate	3%	16%	15%	23%	19%	21%

60          OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

1. On August 21, 2015, the Fund effected a share split as described in Note 10 of the accompanying Notes. Per share data prior to this date has been restated to give effect to the share split.

2. September 28, 2012 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

61          OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

FINANCIAL HIGHLIGHTS Continued

Class B	Six Months Ended March 31, 2016 (Unaudited)	Year Ended September 30, 2015[1]	Year Ended September 30, 2014[1]	Year Ended September 30, 2013[1]	Year Ended September 28, 2012[1,2]	Year Ended September 30, 2011[1]

Per Share Operating Data
Net asset value, beginning of period	$4.51	$4.77	$4.70	$5.04	$4.83	$4.89

Income (loss) from investment operations:
Net investment income[3]	0.09	0.14	0.16	0.14	0.17	0.19
Net realized and unrealized gain (loss)	(0.03)	(0.24)	0.06	(0.34)	0.22	(0.05)

Total from investment operations	0.06	(0.10)	0.22	(0.20)	0.39	0.14

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.07)	(0.16)	(0.15)	(0.14)	(0.18)	(0.20)

Net asset value, end of period	$4.50	$4.51	$4.77	$4.70	$5.04	$4.83

Total Return, at Net Asset Value[4]	1.42%	(2.23)%	4.68%	(3.91)%	8.20%	3.04%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$12,280	$15,745	$25,356	$34,636	$48,567	$40,138

Average net assets (in thousands)	$13,890	$21,385	$29,076	$43,668	$45,414	$40,653

Ratios to average net assets:[5]
Net investment income	3.83%	3.06%	3.44%	2.84%	3.44%	4.08%
Expenses excluding specific expenses listed below	1.56%	1.53%	1.56%	1.57%	1.55%	1.58%
Interest and fees from borrowings	0.14%	0.14%	0.07%	0.03%	0.04%	0.07%
Interest and fees on short-term floating rate notes issued[6]	0.02%	0.01%	0.01%	0.01%	0.02%	0.04%

Total expenses	1.72%	1.68%	1.64%	1.61%	1.61%	1.69%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.72%	1.68%	1.64%	1.61%	1.61%	1.69%

Portfolio turnover rate	3%	16%	15%	23%	19%	21%

62          OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

1. On August 21, 2015, the Fund effected a share split as described in Note 10 of the accompanying Notes. Per share data prior to this date has been restated to give effect to the share split.

2. September 28, 2012 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

63          OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

FINANCIAL HIGHLIGHTS Continued

Class C	Six Months Ended March 31, 2016 (Unaudited)	Year Ended September 30, 2015[1]	Year Ended September 30, 2014[1]	Year Ended September 30, 2013[1]	Year Ended September 28, 2012[1,2]	Year Ended September 30, 2011[1]

Per Share Operating Data
Net asset value, beginning of period	$4.49	$4.75	$4.69	$5.02	$4.82	$4.88

Income (loss) from investment operations:
Net investment income[3]	0.09	0.14	0.16	0.14	0.17	0.20
Net realized and unrealized gain (loss)	(0.03)	(0.24)	0.06	(0.33)	0.22	(0.05)

Total from investment operations	0.06	(0.10)	0.22	(0.19)	0.39	0.15

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.07)	(0.16)	(0.16)	(0.14)	(0.19)	(0.21)

Net asset value, end of period	$4.48	$4.49	$4.75	$4.69	$5.02	$4.82

Total Return, at Net Asset Value[4]	1.42%	(2.30)%	4.74%	(3.85)%	8.22%	3.15%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$640,330	$707,252	$922,694	$1,226,253	$1,456,703	$1,015,909

Average net assets (in thousands)	$670,364	$845,068	$1,039,738	$1,486,679	$1,225,855	$958,181

Ratios to average net assets:[5]
Net investment income	3.84%	3.04%	3.48%	2.91%	3.48%	4.17%
Expenses excluding specific expenses listed below	1.55%	1.52%	1.52%	1.50%	1.49%	1.50%
Interest and fees from borrowings	0.14%	0.14%	0.07%	0.03%	0.04%	0.07%
Interest and fees on short-term floating rate notes issued[6]	0.02%	0.01%	0.01%	0.01%	0.02%	0.04%

Total expenses	1.71%	1.67%	1.60%	1.54%	1.55%	1.61%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.71%	1.67%	1.60%	1.54%	1.55%	1.61%

Portfolio turnover rate	3%	16%	15%	23%	19%	21%

64          OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

1. On August 21, 2015, the Fund effected a share split as described in Note 10 of the accompanying Notes. Per share data prior to this date has been restated to give effect to the share split.

2. September 28, 2012 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

65          OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

FINANCIAL HIGHLIGHTS Continued

Class Y	Six Months Ended March 31, 2016 (Unaudited)	Year Ended September 30, 2015[1]	Year Ended September 30, 2014[1]	Year Ended September 30, 2013[1]	Year Ended September 28, 2012[1,2]	Period Ended September 30, 2011[1,3]

Per Share Operating Data
Net asset value, beginning of period	$4.51	$4.78	$4.71	$5.04	$4.83	$4.67

Income (loss) from investment operations:
Net investment income[4]	0.11	0.19	0.21	0.20	0.22	0.16
Net realized and unrealized gain (loss)	(0.02)	(0.26)	0.06	(0.33)	0.22	0.17

Total from investment operations	0.09	(0.07)	0.27	(0.13)	0.44	0.33

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.10)	(0.20)	(0.20)	(0.20)	(0.23)	(0.17)

Net asset value, end of period	$4.50	$4.51	$4.78	$4.71	$5.04	$4.83

Total Return, at Net Asset Value[5]	1.92%	(1.38)%	5.84%	(2.85)%	9.36%	7.33%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$254,622	$314,830	$594,597	$554,120	$571,432	$115,887

Average net assets (in thousands)	$279,423	$494,061	$502,919	$633,743	$380,240	$64,932

Ratios to average net assets:[6]
Net investment income	4.82%	4.12%	4.48%	3.93%	4.45%	5.01%
Expenses excluding specific expenses listed below	0.55%	0.52%	0.52%	0.48%	0.46%	0.48%
Interest and fees from borrowings	0.14%	0.14%	0.07%	0.03%	0.04%	0.07%
Interest and fees on short-term floating rate notes issued[7]	0.02%	0.01%	0.01%	0.01%	0.02%	0.04%

Total expenses	0.71%	0.67%	0.60%	0.52%	0.52%	0.59%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.71%	0.67%	0.60%	0.52%	0.52%	0.59%

Portfolio turnover rate	3%	16%	15%	23%	19%	21%

66          OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

1. On August 21, 2015, the Fund effected a share split as described in Note 10 of the accompanying Notes. Per share data prior to this date has been restated to give effect to the share split.

2. September 28, 2012 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

3. For the period from January 31, 2011 (inception of offering) to September 30, 2011.

4. Per share amounts calculated based on the average shares outstanding during the period.

5. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

6. Annualized for periods less than one full year.

7. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

67          OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS March 31, 2016 Unaudited

1. Organization

Oppenheimer Rochester Limited Term Municipal Fund (the “Fund”), a series of Oppenheimer Municipal Fund, is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek tax-free income. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

The Fund offers Class A, Class C and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares are permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds are allowed. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B and C shares have separate distribution and/or service plans under which they pay fees. Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Reporting Period End Date. The last day of the Fund’s reporting period is the last day the New York Stock Exchange was open for trading during the period. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

68          OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

2. Significant Accounting Policies (Continued)

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually.

The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

Investment Income. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdraft at a rate equal to the Prime Rate plus 0.35%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. The Fund has analyzed its tax positions for the fiscal year ended September 30, 2015, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s financial statements.

During the fiscal year ended September 30, 2015, the Fund utilized $3,910,603 of capital loss

69          OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

2. Significant Accounting Policies (Continued)

carryforward to offset capital gains realized in that fiscal year. Details of the fiscal year ended September 30, 2015 capital loss carryforwards are included in the table below. Capital loss carryforwards with no expiration, if any, must be utilized prior to those with expiration dates. Capital losses with no expiration will be carried forward to future years if not offset by gains.

Expiring
2016	$2,094,523
2017	32,902,442
2018	24,942,008
2019	9,284,227
No expiration	77,275,492

Total	$146,498,692

At period end, it is estimated that the capital loss carryforwards would be $69,223,200 expiring by 2019 and $87,889,729, which will not expire. The estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the reporting period, it is estimated that the Fund will not utilize any capital loss carryforward to offset realized capital gains.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$2,274,883,595[1]

Gross unrealized appreciation	$72,572,557
Gross unrealized depreciation	(341,032,096)

Net unrealized depreciation	$(268,459,539)

1. The Federal tax cost of securities does not include cost of $46,049,344, which has otherwise been recognized for financial reporting purposes, related to bonds placed into trusts in conjunction with certain investment transactions. See the Inverse Floating Rate Securities note in Note 4.

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the

70          OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

2. Significant Accounting Policies (Continued)

financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the mean between the bid and asked price on the principal exchange or, if not available from the principal exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the principal exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the

71          OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

3. Securities Valuation (Continued)

exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage- backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale

72          OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

3. Securities Valuation (Continued)

restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Municipal Bonds and Notes
Alabama	$—	$26,170,641	$—	$26,170,641
Arizona	—	45,893,426	—	45,893,426
Arkansas	—	230,566	—	230,566

73          OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

3. Securities Valuation (Continued)

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Municipal Bonds and Notes (Continued)
California	$—	$204,642,657	$—	$204,642,657
Colorado	—	10,026,934	—	10,026,934
Connecticut	—	2,203,577	—	2,203,577
District of Columbia	—	86,447,207	—	86,447,207
Florida	—	157,691,791	293,840	157,985,631
Georgia	—	16,039,082	—	16,039,082
Hawaii	—	12,515,833	—	12,515,833
Idaho	—	160,356	—	160,356
Illinois	—	296,020,660	—	296,020,660
Indiana	—	33,354,273	—	33,354,273
Kansas	—	4,628,201	—	4,628,201
Kentucky	—	8,447,717	—	8,447,717
Louisiana	—	21,396,619	—	21,396,619
Maine	—	75,296	—	75,296
Maryland	—	966,005	—	966,005
Massachusetts	—	9,243,174	—	9,243,174
Michigan	—	114,210,204	—	114,210,204
Minnesota	—	1,206,567	—	1,206,567
Mississippi	—	27,067,263	—	27,067,263
Missouri	—	38,025,347	—	38,025,347
Montana	—	215,651	—	215,651
Nebraska	—	826,552	—	826,552
Nevada	—	31,870,948	—	31,870,948
New Hampshire	—	5,166	—	5,166
New Jersey	—	40,520,927	—	40,520,927
New Mexico	—	140,096	—	140,096
New York	—	111,768,155	—	111,768,155
North Carolina	—	7,957,114	—	7,957,114
North Dakota	—	15,067	—	15,067
Ohio	—	119,602,826	—	119,602,826
Oklahoma	—	698,701	—	698,701
Oregon	—	1,183,861	—	1,183,861
Other Territory	—	11,298,811	—	11,298,811
Pennsylvania	—	40,341,209	—	40,341,209
Rhode Island	—	28,121,710	—	28,121,710
South Carolina	—	2,151,947	—	2,151,947
South Dakota	—	150,290	—	150,290
Tennessee	—	762,099	—	762,099
Texas	—	53,412,344	—	53,412,344
Vermont	—	9,070,141	—	9,070,141
Virginia	—	13,836,999	—	13,836,999
Washington	—	10,084,007	—	10,084,007
Wisconsin	—	6,605,993	—	6,605,993

74          OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

3. Securities Valuation (Continued)

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Municipal Bonds and Notes (Continued)
Wyoming	$—	$37,917,519	$—	$37,917,519
U.S. Possessions	—	406,920,800	—	406,920,800
Common Stock	37,231	—	—	37,231

Total Assets	$37,231	$2,052,142,329	$293,840	$2,052,473,400

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

4. Investments and Risks

Inverse Floating Rate Securities. The Fund invests in inverse floating rate securities that pay interest at a rate that varies inversely with short-term interest rates. Because inverse floating rate securities are leveraged instruments, the value of an inverse floating rate security will change more significantly in response to changes in interest rates and other market fluctuations than the market value of a conventional fixed-rate municipal security of similar maturity and credit quality, including the municipal bond underlying an inverse floating rate security.

An inverse floating rate security is created as part of a financial transaction referred to as a “tender option bond” transaction. In most cases, in a tender option bond transaction the Fund sells a fixed-rate municipal bond (the “underlying municipal bond”) to a trust (the “Trust”). The Trust then issues and sells short-term floating rate securities with a fixed principal amount representing a senior interest in the underlying municipal bond to third parties and a residual, subordinate interest in the underlying municipal bond (referred to as an “inverse floating rate security”) to the Fund. The interest rate on the short-term floating rate securities resets periodically, usually weekly, to a prevailing market rate and holders of these securities are granted the option to tender their securities back to the Trust for repurchase at their principal amount plus accrued interest thereon (the “purchase price”) periodically, usually daily or weekly. A remarketing agent for the Trust is required to attempt to re-sell any tendered short-term floating rate securities to new investors for the purchase price. If the remarketing agent is unable to successfully re-sell the tendered short-term floating rate securities, a liquidity provider to the Trust must contribute cash to the Trust to ensure that the tendering holders receive the purchase price of their securities on the repurchase date.

Because holders of the short-term floating rate securities are granted the right to tender their securities to the Trust for repurchase at frequent intervals for the purchase price, with such payment effectively guaranteed by the liquidity provider, the securities generally bear

75          OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

4. Investments and Risks (Continued)

short-term rates of interest commensurate with money market instruments. When interest is paid on the underlying municipal bond to the Trust, such proceeds are first used to pay the Trust’s administrative expenses and accrued interest to holders of the short-term floating rate securities, with any remaining amounts being paid to the Fund, as the holder of the inverse floating rate security. Accordingly, the amount of such interest on the underlying municipal bond paid to the Fund is inversely related the rate of interest on the short-term floating rate securities. Additionally, because the principal amount of the short-term floating rate securities is fixed and is not adjusted in response to changes in the market value of the underlying municipal bond, any change in the market value of the underlying municipal bond is reflected entirely in a change to the value of the inverse floating rate security.

Typically, the terms of an inverse floating rate security grant certain rights to the Fund, as holder. For example, the Fund typically has the right upon request to require that the Trust compel a tender of the short-term floating rate securities to facilitate the Fund’s acquisition of the underlying municipal bond. Following such a request, the Fund pays the Trust the purchase price of the short-term floating rate securities and a specified portion of any market value gain on the underlying municipal bond since its deposit into the Trust, which the Trust uses to redeem the short-term floating rate securities. The Trust then distributes the underlying municipal bond to the Fund. Through the exercise of this right, the Fund can voluntarily terminate or “collapse” the Trust, terminate its investment in the related inverse floating rate security and obtain the underlying municipal bond. Additionally, the Fund also typically has the right to exchange with the Trust (i) a principal amount of short-term floating rate securities held by the Fund for a corresponding additional principal amount of the inverse floating rate security or (ii) a principal amount of the inverse floating rate security held by the Fund for a corresponding additional principal amount of short-term floating rate securities (which are typically then sold to other investors). Through the exercise of this right, the Fund may increase (or decrease) the principal amount of short-term floating rate securities outstanding, thereby increasing (or decreasing) the amount of leverage provided by the short-term floating rate securities to the Fund’s investment exposure to the underlying municipal bond.

The Fund’s investments in inverse floating rate securities involve certain risks. As short-term interest rates rise, an inverse floating rate security produces less current income (and, in extreme cases, may pay no income) and as short-term interest rates fall, an inverse floating rate security produces more current income. Thus, if short-term interest rates rise after the issuance of the inverse floating rate security, any yield advantage is reduced or eliminated. All inverse floating rate securities entail some degree of leverage represented by the outstanding principal amount of the related short-term floating rate securities, relative to the par value of the underlying municipal bond. The value of, and income earned on, an inverse floating rate security that has a higher degree of leverage will fluctuate more significantly in response to changes in interest rates and to changes in the market value of the related underlying municipal bond than that of an inverse floating rate security with a lower degree of leverage, and is more likely to be eliminated entirely under adverse market conditions. Changes in the value of an inverse floating rate security will also be more significant than changes in the

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4. Investments and Risks (Continued)

market value of the related underlying municipal bond because the leverage provided by the related short-term floating rate securities increases the sensitivity of an inverse floating rate security to changes in interest rates and to the market value of the underlying municipal bond. An inverse floating rate security can be expected to underperform fixed-rate municipal bonds when the difference between long-term and short-term interest rates is decreasing (or is already small) or when long-term interest rates are rising, but can be expected to outperform fixed-rate municipal bonds when the difference between long-term and short-term interest rates is increasing (or is already large) or when long-term interest rates are falling. Additionally, a tender option bond transaction typically provides for the automatic termination or “collapse” of a Trust upon the occurrence of certain adverse events, usually referred to as “mandatory tender events” or “tender option termination events.” These events may include, among others, a credit ratings downgrade of the underlying municipal bond below a specified level, a decrease in the market value of the underlying municipal bond below a specified amount, a bankruptcy of the liquidity provider or the inability of the remarketing agent to re-sell to new investors short-term floating rate securities that have been tendered for repurchase by holders thereof. Following the occurrence of such an event, the underlying municipal bond is generally sold for current market value and the proceeds distributed to holders of the short-term floating rate securities and inverse floating rate security, with the holder of the inverse floating rate security (the Fund) generally receiving the proceeds of such sale only after the holders of the short-term floating rate securities have received proceeds equal to the purchase price of their securities (and the liquidity provider is generally required to contribute cash to the Trust only in an amount sufficient to ensure that the holders of the short-term floating rate securities receive the purchase price of their securities in connection with such termination of the Trust). Following the occurrence of such events, the Fund could potentially lose the entire amount of its investment in the inverse floating rate security.

Finally, the Fund may enter into shortfall/reimbursement agreements with the liquidity provider of certain tender option bond transactions in connection with certain inverse floating rate securities held by the Fund. These agreements commit the Fund to reimburse the liquidity provider to the extent that the liquidity provider must provide cash to a Trust, including following the termination of a Trust resulting from the occurrence of a “mandatory tender event.” In connection with the occurrence of such an event and the termination of the Trust triggered thereby, the shortfall/reimbursement agreement will make the Fund liable for the amount of the negative difference, if any, between the liquidation value of the underlying municipal bond and the purchase price of the short-term floating rate securities issued by the Trust. Under the standard terms of a tender option bond transaction, absent such a shortfall/ reimbursement agreement, the Fund, as holder of the inverse floating rate security, would not be required to make such a reimbursement payment to the liquidity provider. The Manager monitors the Fund’s potential exposure with respect to these agreements on a daily basis and intends to take action to terminate the Fund’s investment in related inverse floating rate securities, if it deems it appropriate to do so. At period end, the Fund’s maximum exposure under such agreements is estimated at $41,480,000.

77          OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

4. Investments and Risks (Continued)

When the Fund creates an inverse floating rate security in a tender option bond transaction by selling an underlying municipal bond to a Trust, the transaction is considered a secured borrowing for financial reporting purposes. As a result of such accounting treatment, the Fund includes the underlying municipal bond on its Statement of Investments and as an asset on its Statement of Assets and Liabilities (but does not separately include the related inverse floating rate security on either). The Fund also includes a liability on its Statement of Assets and Liabilities equal to the outstanding principal amount and accrued interest on the related short-term floating rate securities issued by the Trust. Interest on the underlying municipal bond is recorded as investment income on the Fund’s Statement of Operations, while interest payable on the related short-term floating rate securities is recorded as interest expense. At period end, municipal bond holdings with a value of $99,567,856 shown on the Fund’s Statement of Investments are held by such Trusts and serve as the underlying municipal bonds for the related $43,785,000 in short-term floating rate securities issued and outstanding at that date.

At period end, the inverse floating rate securities associated with tender option bond transactions accounted for as secured borrowings were as follows:

Principal Amount	Inverse Floater[1]	Coupon Rate[2]	Maturity Date	Value

$25,000,000	CA Health Facilities Financing Authority Tender Option Bond Series 2015-XF2024 Trust[3]	8.912%	11/15/31	$35,399,000
16,485,000	Chicago, IL Board of Education Tender Option Bond Series 2015-XF2149 Trust[3]	7.757	12/1/24	18,615,192
690,000	Sedgwick & Shawnee Counties, KS Hsg. (Single Family Mtg.) DRIVERS	12.973	6/1/39	786,628
925,000	Sedgwick & Shawnee Counties, KS Hsg. (Single Family Mtg.) DRIVERS	8.865	12/1/38	982,036

				$55,782,856

1. For a list of abbreviations used in the Inverse Floater table see the Portfolio Abbreviations table at the end of the Statement of Investments.

2. Represents the current interest rate for the inverse floating rate security.

3. Represents an inverse floating rate security that is subject to a shortfall/reimbursement agreement.

The Fund may also purchase an inverse floating rate security created as part of a tender option bond transaction not initiated by the Fund when a third party, such as a municipal issuer or financial institution, transfers an underlying municipal bond to a Trust. For financial reporting purposes, the Fund includes the inverse floating rate security related to such transaction on its Statement of Investments and as an asset on its Statement of Assets and Liabilities, and interest on the security is recorded as investment income on the Fund’s Statement of Operations.

The Fund may invest in inverse floating rate securities with any degree of leverage (as measured by the outstanding principal amount of related short-term floating rate securities). However, the Fund may only expose up to 5% of its total assets to the effects of leverage from its investments in inverse floating rate securities. This limitation is measured by comparing the aggregate principal amount of the short-term floating rate securities that are related to the inverse floating rate securities held by the Fund to the total assets of the Fund. The Fund’s

78          OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

4. Investments and Risks (Continued)

exposure to the effects of leverage from its investments in inverse floating rate securities amounts to $43,785,000 or 2.06% of its total assets at period end.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

At period end, the Fund had sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions
Sold securities	9,592,177

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest payment. Information concerning

79          OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

4. Investments and Risks (Continued)

securities not accruing interest at period end is as follows:

Cost	$125,825,072
Market Value	$15,377,735
Market Value as % of Net Assets	0.74%

The Fund has entered into forbearance agreements with certain obligors under which the Fund has agreed to temporarily forego receipt of the original principal or coupon interest rates. At period end, securities with an aggregate market value of $57,384,036, representing 2.77% of the Fund’s net assets, were subject to these forbearance agreements.

Concentration Risk. There are certain risks arising from geographic concentration in any state, commonwealth or territory. Certain economic, regulatory or political developments occurring in the state, commonwealth or territory may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the

80          OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

5. Market Risk Factors (Continued)

direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended March 31, 2016		Year Ended September 30, 2015
	Shares	Amount	Shares	Amount

Class A
Sold	15,043,894	$67,983,398	15,209,976	$199,428,421
Dividends and/or distributions reinvested	4,574,799	20,650,247	5,309,502	57,527,501
Redeemed	(54,236,941)	(244,911,227)	(64,286,201)	(705,870,190)
Shares tendered from share split	—	—	206,454,020[1]	—

Net increase (decrease)	(34,618,248)	$(156,277,582)	162,687,297	$(448,914,268)

Class B
Sold	51,637	$232,982	37,567	$534,408
Dividends and/or distributions reinvested	47,472	213,978	62,010	674,451
Redeemed	(861,690)	(3,885,265)	(891,658)	(9,663,269)
Shares tendered from share split	—	—	2,514,431[1]	—

Net increase (decrease)	(762,581)	$(3,438,305)	1,722,350	$(8,454,410)

Class C
Sold	9,467,204	$42,534,298	6,355,120	$80,784,900
Dividends and/or distributions reinvested	1,947,231	8,743,071	2,140,541	22,698,091
Redeemed	(25,965,787)	(116,653,596)	(23,536,005)	(271,598,617)
Shares tendered from share split	—	—	107,843,593[1]	—

Net increase (decrease)	(14,551,352)	$(65,376,227)	92,803,249	$(168,115,626)

Class Y
Sold	8,413,446	$37,947,978	12,422,727	$162,209,464
Dividends and/or distributions reinvested	1,014,413	4,577,972	1,486,719	16,977,744
Redeemed	(22,639,940)	(102,180,657)	(34,357,084)	(434,648,222)
Shares tendered from share split	—	—	48,727,819[1]	—

Net increase (decrease)	(13,212,081)	$(59,654,707)	28,280,181	$(255,461,014)

1. As of the close of August 21, 2015, the Fund implemented a share split which resulted in an addition of shares. See Note 10.

81          OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

7. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the reporting period were as follows:

	Purchases	Sales
Investment securities	$66,013,781	$333,303,264

8. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $100 million	0.500%
Next $150 million	0.450
Next $250 million	0.425
Next $4.5 billion	0.400
Next $5 billion	0.390
Over $10 billion	0.370

The Fund’s effective management fee for the reporting period was 0.41% of average annual net assets before any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the

82          OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

8. Fees and Other Transactions with Affiliates (Continued)

Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class B and Class C Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B and Class C shares pursuant to Rule 12b-1 under the 1940 Act to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares’ daily net assets. The Fund also pays a service fee under the Plans at an annual rate of 0.25% of daily net assets. The Plans continue in effect from year to year only if the Fund’s Board of Trustees votes annually to approve their continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.

Sales Charges. Front-end sales charges and CDSC do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

83          OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

8. Fees and Other Transactions with Affiliates (Continued)

Six Months Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor
March 31, 2016	$24,317	$9,668	$13,718	$17,504

9. Borrowings and Other Financing

Borrowings. The Fund can borrow money from banks in amounts up to one third of its total assets (including the amount borrowed) less all liabilities and indebtedness other than borrowings (meaning that the value of those assets must be at least 300% of the amount borrowed). The Fund can use those borrowings for investment-related purposes such as purchasing portfolio securities. The Fund also may borrow to meet redemption obligations or for temporary and emergency purposes. When the Fund invests borrowed money in portfolio securities, it is using a speculative investment technique known as leverage and changes in the value of the Fund’s investments will have a larger effect on its share price than if it did not borrow because of the effect of leverage.

The Fund can also use the borrowings for other investment-related purposes, including in connection with the Fund’s inverse floater investments as discussed in Note 4. The Fund may use the borrowings to reduce the leverage amount of, or unwind or “collapse” trusts that issued “inverse floaters” owned by the Fund, or in circumstances in which the Fund has entered into a shortfall and forbearance agreement with the sponsor of the inverse floater trust to meet the Fund’s obligation to reimburse the sponsor of the inverse floater for the difference between the liquidation value of the underlying bond and the amount due to holders of the short-term floating rate notes issued by the Trust. See the discussion in Note 4 (Inverse Floating Rate Securities) for additional information.

The Fund will pay interest and may pay other fees in connection with loans. If the Fund does borrow, it will be subject to greater expenses than funds that do not borrow. The interest on borrowed money and the other fees incurred in conjunction with loans are an expense that might reduce the Fund’s yield and return. Expenses incurred by the Fund with respect to interest on borrowings and commitment fees are disclosed separately or as other expenses on the Statement of Operations.

The Fund entered into a Revolving Credit and Security Agreement (the “Agreement”) with conduit lenders and Citibank N.A. which enables it to participate with certain other Oppenheimer funds in a committed, secured borrowing facility that permits borrowings of up to $2.5 billion, collectively, by the Oppenheimer Rochester Funds. To secure the loan, the Fund pledges investment securities in accordance with the terms of the Agreement. Securities held in collateralized accounts to cover these borrowings are noted in the Statement of Investments. Interest is charged to the Fund, based on its borrowings, at current commercial paper issuance rates (0.5875% at period end). The Fund pays additional fees monthly to its lender on its outstanding borrowings to manage and administer the facility and is allocated

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9. Borrowings and Other Financing (Continued)

its pro-rata share of an annual structuring fee and ongoing commitment fees both of which are based on the total facility size. Total fees and interest that are included in expenses on the Fund’s Statement of Operations related to its participation in the borrowing facility during the reporting period equal 0.10% of the Fund’s average net assets on an annualized basis. The Fund has the right to prepay such loans and terminate its participation in the conduit loan facility at any time upon prior notice.

At period end, the Fund had no borrowings outstanding.

Details of the borrowings for the reporting period are as follows:

Average Daily Loan Balance	$4,432,787
Average Daily Interest Rate	0.496%
Fees Paid	$2,363,771
Interest Paid	$9,944

Reverse Repurchase Agreements. The Fund may engage in reverse repurchase agreements. A reverse repurchase agreement is the sale of one or more securities to a counterparty at an agreed-upon purchase price with the simultaneous agreement to repurchase those securities on a future date at a higher repurchase price. The repurchase price represents the repayment of the purchase price and interest accrued thereon over the term of the repurchase agreement. The cash received by the Fund in connection with a reverse repurchase agreement may be used for investment-related purposes such as purchasing portfolio securities or for other purposes such as those described in the preceding “Borrowings” note.

The Fund entered into a Committed Repurchase Transaction Facility (the “Facility”) with J.P. Morgan Securities LLC (the “counterparty”) which enables it to participate with certain other Oppenheimer funds in a committed reverse repurchase agreement facility that permits aggregate outstanding reverse repurchase agreements of up to $750 million, collectively. Interest is charged to the Fund on the purchase price of outstanding reverse repurchase agreements at current LIBOR rates plus an applicable spread. The Fund is also allocated its pro-rata share of an annual structuring fee based on the total Facility size and ongoing commitment fees based on the total unused amount of the Facility. The Fund retains the economic exposure to fluctuations in the value of securities subject to reverse repurchase agreements under the Facility and therefore these transactions are considered secured borrowings for financial reporting purposes. The Fund also continues to receive the economic benefit of interest payments received on securities subject to reverse repurchase agreements, in the form of a direct payment from the counterparty. These payments are included in interest income on the Statement of Operations. Total fees and interest related to the Fund’s participation in the Facility during the reporting period are included in expenses on the Fund’s Statement of Operations and equal 0.04% of the Fund’s average net assets on an annualized basis.

The securities subject to reverse repurchase agreements under the Facility are valued on a daily basis. To the extent this value, after adjusting for certain margin requirements of

85          OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

9. Borrowings and Other Financing (Continued)

the Facility, exceeds the cash proceeds received, the Fund may request the counterparty to return securities equal in margin value to this excess. To the extent that the cash proceeds received exceed the margin value of the securities subject to the transaction, the counterparty may request additional securities from the Fund. The Fund has the right to declare each Wednesday as the repurchase date for any outstanding reverse repurchase agreement upon delivery of advanced notification and may also recall any security subject to such a transaction by substituting eligible securities of equal or greater margin value according to the Facility’s terms.

The Fund executed no transactions under the Facility during the reporting period.

Details of reverse repurchase agreement transactions for the reporting period are as follows:

Fees Paid	$89,328

10. Share Split

As of the close of business on August 21, 2015, the Fund implemented a 3 for 1 share split. This share split effectively increased the number of outstanding shares for the Fund. As a result, shareholders’ accounts reflect additional shares with a lower net asset value per share. While the number of shares increased, neither the Fund’s holdings nor the total value of shareholders’ investments was affected. Per share data in the financial highlights prior to August 21, 2015, has been adjusted to give effect to this share split.

11. Pending Litigation

In 2009, several putative class action lawsuits were filed and later consolidated before the U.S. District Court for the District of Colorado against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc. (“OFDI”), and Oppenheimer Rochester California Municipal Fund, a fund advised by OFI Global Asset Management, Inc. and distributed by the Distributor (the “California Fund”), in connection with the California Fund’s investment performance. The plaintiffs asserted claims against OFI, OFDI and certain present and former trustees and officers of the California Fund under the federal securities laws, alleging, among other things, that the disclosure documents of the California Fund contained misrepresentations and omissions and the investment policies of the California Fund were not followed. Plaintiffs in the suit filed an amended complaint and defendants filed a motion to dismiss. In 2011, the court issued an order which granted in part and denied in part the defendants’ motion to dismiss. In 2012, plaintiffs filed a motion, which defendants opposed, to certify a class and appoint class representatives and class counsel. In March 2015, the court granted plaintiffs’ motion for class certification. In May 2015, the U.S. Court of Appeals for the Tenth Circuit vacated the class certification order and remanded the matter to the district court for further proceedings. In October 2015, the district court reaffirmed its order and determined that the suit will proceed as a class action. In December 2015, the Tenth Circuit denied defendants’ petition to appeal the district court’s reaffirmed class certification order.

OFI and OFDI believe the suit is without merit; that it is premature to render any opinion as

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11. Pending Litigation (Continued)

to the likelihood of an outcome unfavorable to them in the suit; and that no estimate can yet be made as to the amount or range of any potential loss. Furthermore, OFI believes that the suit should not impair the ability of OFI or OFDI to perform their respective duties to the Fund and that the outcome of the suit should not have any material effect on the operations of any of the Oppenheimer funds.

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PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES;

UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Guidelines under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Guidelines is available (i) without charge, upon request, by calling the Fund toll-free at 1.800. CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800. CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800. CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

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OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

Trustee and Officers	Brian F. Wruble, Chairman of the Board of Trustees and Trustee
Beth Ann Brown, Trustee
Matthew P. Fink, Trustee
Edmund P. Giambastiani, Jr., Trustee
Elizabeth Krentzman, Trustee
Mary F. Miller, Trustee
Joel W. Motley, Trustee
Joanne Pace, Trustee
Daniel Vandivort, Trustee
Daniel G. Loughran, Vice President
Scott S. Cottier, Vice President
Troy E. Willis, Vice President
Mark R. DeMitry, Vice President
Michael L. Camarella, Vice President
Charles S. Pulire, Vice President
Richard Stein, Vice President
Arthur P. Steinmetz, Trustee, President and Principal Executive Officer
Cynthia Lo Bessette, Secretary and Chief Legal Officer
Jennifer Sexton, Vice President and Chief Business Officer
Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money
Laundering Officer
Brian S. Petersen, Treasurer and Principal Financial & Accounting Officer

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc.
DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Legal Counsel	Kramer Levin Naftalis & Frankel LLP

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

© 2016 OppenheimerFunds, Inc. All rights reserved.

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PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

•	Applications or other forms
•	When you create a user ID and password for online account access
•	When you enroll in eDocs Direct, our electronic document delivery service
•	Your transactions with us, our affiliates or others
•	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited
•	When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

Copies of confirmations, account statements and other documents reporting activity in your fund accounts are made available to your financial advisor (as designated by you). We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

90          OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website. As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

•	All transactions, including redemptions, exchanges and purchases, are secured by SSL and 256-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.
•	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.
•	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated March 2015. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about this privacy policy, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800. CALL OPP (225.5677).

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Visit us at oppenheimerfunds.com for 24-hr access to

account information and transactions or call us at 800.CALL

OPP (800.225.5677) for 24-hr automated information and

automated transactions. Representatives also available

Mon–Fri 8am-8pm ET.

Visit Us oppenheimerfunds.com

Call Us 800 225 5677

Follow us

Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

225 Liberty Street, New York, NY 10281-1008

© 2016 OppenheimerFunds Distributor, Inc. All rights reserved.

RS0860.001.0316 May 27, 2016

Item 2.  Code of Ethics.

Not applicable to semiannual reports.

Item 3.  Audit Committee Financial Expert.

Not applicable to semiannual reports.

Item 4.  Principal Accountant Fees and Services.

Not applicable to semiannual reports.

Item 5.  Audit Committee of Listed Registrants

Not applicable.

Item 6.  Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11.  Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 3/31/2016, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)	(1) Not applicable to semiannual reports.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Municipal Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	5/13/2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	5/13/2016

By:	/s/ Brian S. Petersen
Brian S. Petersen
Principal Financial Officer
Date:	5/13/2016